UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22911

Reality Shares ETF Trust

(Exact name of registrant as specified in charter)

402 West Broadway, Suite 2800

San Diego, CA 92101

(Address of principal executive offices) (Zip code)

Eric R. Ervin

c/o Reality Shares Advisors, LLC

402 West Broadway, Suite 2800

San Diego, CA 92101

(Name and address of agent for service)

Registrant's telephone number, including area code:     (619) 487-1445

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Reality Shares DIVS ETF (DIVY)
Reality Shares DIVCON Leaders Dividend ETF (LEAD)
Reality Shares DIVCON Dividend Defender ETF (DFND)
Reality Shares DIVCON Dividend Guard ETF (GARD)
Reality Shares NASDAQ NexGen Economy ETF (BLCN)
Reality Shares NASDAQ NexGen Economy China ETF (BCNA)
Reality Shares Fundstrat DQM Long ETF (DQML)

Annual Report

October 31, 2018

The financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Not FDIC Insured • No Bank Guarantee • May Lose Value

ALPS Distributors, Inc., distributor.

Letter to Shareholders (Unaudited)

Dear Shareholder:

In a rather non-typical investment year buoyed by a strong U.S economy but inflicted by headlines of tariffs, trade war, and tightening monetary policy — corporate earnings continued to be a catalyst for positive momentum in the market and a strong driver of dividend flows to shareholders.

Performance of our dividend-related ETFs was driven in part to strong corporate balance sheets, rising cash flows, and the outlook that dividend increases will continue.1 In the third quarter alone, net dividend increases rose by $19.2 billion, strongly surpassing the $15 billion increase in the year-ago period.2 Now closing in on the seventh consecutive year of record corporate dividend payments,3 such increases positively impacted our dividend-focused ETFs. Looking forward, we believe the high-quality companies identified and selected by Reality Shares proprietary DIVCON4 dividend health research will continue to raise dividends, making them particularly attractive in rising rate environments.

This year saw a transformational change for Reality Shares as we introduced blockchain technology to the investing public as a first-time investment theme. With two ETFs launched in partnership with the Nasdaq Stock Market in January and June respectively we focused our research on identifying leading blockchain-related efforts expended by a wide range of global companies (ticker: BLCN),5 and Chinese-only companies (ticker: BCNA)6 where blockchain technology is emerging as a competitive focus. While it was an inauspicious year to launch these ETFs given the contagion effect on the ETFs of geo-political events with China, and a highly correlated (mis)perception between blockchain technology and cryptocurrency, our BLCN ETF amassed more than $100 million in assets within its first two weeks. In practice, cryptocurrency is but one use case built on blockchain technology, as innovative and practical applications for the technology continue to grow in many commercial sectors.

I am also very happy to include in this letter a welcome and introduction of our newest research partner Fundstrat Global Advisors. With the inaugural launch of the Reality Shares Fundstrat DQM Long ETF (ticker: DQML) on November 1st we bring together the best attributes of our two firms. At Reality Shares we continually seek innovative, thoughtful, investment applications — and in partnering with Fundstrat believe we have found a truly unique offering based on the quantitative, factor-investing research developed by their distinguished team.

As we look forward to 2019 and prepare for the risks and challenges that are certain to accompany any future investment period, we do so offering a suite of investment products that potentially fit different sleeves of a broadly diversified investment portfolio. In this regard we strive to provide investors and advisors innovative ETF’s to access the benefits of forward-looking dividend growth, multi-factor fundamental modeling, and exposure to what we believe are the promising developments within blockchain technology.

Thank you for your confidence in Reality Shares.

Sincerely,

Eric R. Ervin President and CEO Reality Shares, Inc.

November 19, 2018

The views in this letter were those of the Fund manager as of the date of the letter and may not necessarily reflect his views as of Annual Report publication date or anytime thereafter.

[1]	CME Group, S&P 500 Quarterly Dividend Index Future Quotes as of 11/8/2018.
[2]	MarketWatch, “Dividend payouts hit another record as tax bill-fueled giveaway to shareholders continues,” Oct. 4, 2018
[3]	S&P Global, Howard Silverblatt, October 4, 2018
[4]	DIVCON is a proprietary dividend health rating system developed by Reality Shares
[5]	BLCN represents the Reality Shares Nasdaq NexGen Economy ETF
[6]	BCNA represents the Reality Shares Nasdaq NexGen Economy China ETF

Reality Shares ETF Trust     1

Management Discussion and Fund Performance Summaries
(Unaudited) October 31, 2018

Reality Shares DIVS ETF (DIVY)

The Reality Shares DIVS ETF (DIVY) actively targets long-term capital appreciation generated by dividend growth expectations of some of the largest companies in the U.S., while also attempting to do so with lower relative volatility and lower market correlation. For the 12-months ended October 31, 2018, the Fund’s net asset value (NAV) return of 3.12% outperformed the (2.05%) return of the Barclay’s U.S. Aggregate Bond Index,1 while also outperforming the HFRX Global Hedge Fund Index,2 which returned (3.53%). DIVY’s outperformance to each of these benchmark Indexes could be attributable to, among other factors, rising interest rates, the benefits of U.S. tax reform on corporate balance sheets, and healthy corporate earnings being translated into higher dividend payments from large cap companies.

For 2018 year-to-date, new milestones are being reached in corporate dividend payment growth as current dividend pay-outs continue the distribution upswing begun last year. Among the 500 companies within the S&P 500 Index,3 383 companies declared $117.2 billion in combined cash dividends during the third quarter of calendar year 2018, a 6.9% increase from a year earlier.4 On a per-share basis, large cap companies comprising the S&P 500 Index paid out $13.75 in dividends during the third quarter of 2018, an increase from $12.95 in the second quarter, with expectations for dividends to continue rising with a forecast of $13.95 in the fourth quarter of 2018 and $14.55 by the fourth quarter of 2019.5

For the second year in a row, DIVY’s overall performance was enhanced by a strong showing in the Financial Sector. Many large cap national and regional bank stocks increased their dividend payouts during the third quarter after passing stress tests lending to stock performance predicated on rising interest rates and a vibrant outlook for lending activities driven by the overall strength in the U.S. economy. Retail and consumer stocks also boosted overall market dividend growth owing to positive consumer sentiment on spending enabled by record low unemployment numbers. Since its inception on December 18, 2014 through October 31, 2018, DIVY has a 19.11% cumulative NAV return, compared to the Barclays U.S. Aggregate Bond Index at 4.52%, and the HRFX Global Hedge Fund Index at 2.01% for the same period.

Looking forward, portfolio management believes DIVY is well positioned to benefit from continued strong dividend growth expectations as the driver of future potential investment returns. This outlook is based on a general consensus expectation for continued strength in the U.S. and global economy, and the effects of lessening regulation and pro-business tax policies supporting further corporate cash distributions to shareholders in the form of higher dividend payments.

Fund Performance History (%)	1 Year	Total Return As of October 31, 2018
		Since Inception (December 18, 2014)
Fund
NAV Return	3.12%	4.62%
Market Price	2.92%	4.56%
Index
Barclays US Aggregate Bond Index	-2.05%	1.15%
HRFX Global Hedge Fund Index	-3.53%	0.51%
S&P 500 Total Return Index	7.35%	10.22%

2     Reality Shares ETF Trust

Management Discussion and Fund Performance Summaries
(Unaudited) October 31, 2018 (continued)

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund.

Reality Shares ETF Trust     3

Management Discussion and Fund Performance Summaries
(Unaudited) October 31, 2018 (continued)

Reality Shares DIVCON Leaders Dividend ETF (LEAD)

The Reality Shares DIVCON Leaders Dividend ETF (LEAD) seeks to invest in large-cap U.S. companies with the highest likelihood of implementing forward dividend increases as rated by the Reality Shares DIVCON6 dividend health scoring system. These companies often have strong balance sheets and other positive fundamental factors that contribute to overall dividend health. For the 12 months ended October 31, 2018, the LEAD ETF generated a NAV return of 7.19%, slightly trailing the 7.35% return of the S&P 500 Total Return Index. While late period volatility in October 2018 reduced some of the year-to-date performance gains, new-highs in earnings and dividend payouts in the companies included in LEAD’s benchmark Index drove performance during the period. In the last 12 months, the LEAD ETF portfolio exhibited a median annual dividend growth rate of 14.7%, compared to 8.2% for the S&P 500.

It is the belief of portfolio management that stocks with higher rates of dividend growth also have the potential to be reflective of higher earnings growth. This year, sectors like Information Technology and Consumer Discretionary recorded improving rates of dividend growth, buoyed by a strong and improving U.S. economy, and as a result drove the strong absolute results of LEAD. With its rules-based index methodology based on DIVCON ratings, LEAD has little exposure to the Materials Sector, and no exposure to the Energy Sector, given the latter’s tepid outlook for dividend increases. Focusing on companies that exhibit strong dividend growth, LEAD has performed relatively in-line with the S&P 500 with no exposure to some of the more high-profile technology stocks including Google (Alphabet), Facebook and Amazon - that pay no regular dividends. In the last 12 months, LEAD has particularly benefited from results of Tractor Supply Co., whose stock price has jumped over 50%, and Intuit, which gained 40%.

Looking ahead, portfolio management believes that earnings growth for the S&P 500 Index companies will continue to be strong into 2019, and that dividend growth in these large-cap stocks can potentially follow. Even with tightening monetary policies implemented under Fed Chairman Jerome Powell lending to rising interest rates, with a fourth rate hike expected in December, the U.S. equity market and overall corporate business environment continue to exhibit resilience and growth. In this economic scenario we believe high quality companies (as indicated by DIVCON) in the LEAD ETF are well positioned to perform, as LEAD’s investment portfolio seeks to deliver the highest quality dividend growers.

Fund Performance History (%)	1 Year	Total Return As of October 31, 2018
		Since Inception (January 6, 2016)
Fund
NAV Return	7.19%	11.63%
Market Price	7.85%	11.91%
Index
DIVCON Leaders Dividend Index	7.69%	12.27%
S&P 500 Total Return Index	7.35%	13.33%

4     Reality Shares ETF Trust

Management Discussion and Fund Performance Summaries
(Unaudited) October 31, 2018 (continued)

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund.

Reality Shares ETF Trust     5

Management Discussion and Fund Performance Summaries
(Unaudited) October 31, 2018 (continued)

Reality Shares DIVCON Dividend Defender ETF (DFND)

The Reality Shares DIVCON Dividend Defender ETF (DFND) utilizes a hedged-equity portfolio comprised of long and short stock positions. DFND’s rules-based investment strategy invests 75% of its portfolio market value in large-cap stocks with the highest probability for dividend increases within a year, as analyzed and rated by the Reality Shares DIVCON dividend health scoring system. The remaining 25% of the portfolio market value is a short position7 in U.S. large cap stocks with the highest probability of cutting their dividends within a year as measured by DIVCON.

During the 12-month period ending October 31, 2018, the Fund generated a NAV return of 5.89%, compared to negative returns of the HRFX Equity Hedge Index8 at (2.99%). The largest contributor to performance on the year came from a short position on EQT Corporation, a Pittsburgh-based energy company, which returned a negative (45%) in the 12-month period. Strong results also came from DFND’s long positions, especially Tractor Supply Co. and Intuit. Currently, the Fund’s 3-to-1 long/short hedged strategy includes sector overweight long positions in Information Technology, Consumer Discretionary and Health Care, while seeking additional return through short positions in companies included in the Energy and Industrials Sectors. In the last 12 months, the DFND ETF long portfolio exhibited a median annual dividend growth rate of 14.7%, compared to just 2.0% for the short portfolio and 8.2% for the S&P 500.

As a more market neutral investment strategy, DFND strives to provide more stable returns with lower volatility and lower correlation to the broad market. Looking forward, portfolio management believes the combination of the long and short positions in DFND could help lend stability to returns in future periods of heightened market volatility. With the current rise in market volatility from last year’s all-time low, a number of financial analysts now believe more days of greater volatility are on the horizon, potentially fitting well with DFND’s long/short investment strategy.

Fund Performance History (%)	1 Year	Total Return As of October 31, 2018
		Since Inception (January 14, 2016)
Fund
NAV Return	5.89%	5.85%
Market Price	5.48%	5.79%
Index
DIVCON Dividend Defender Index	6.12%	6.46%
S&P 500 Total Return Index	7.35%	16.08%
HFRX Equity Hedged Index	-2.99%	3.06%

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund.

6     Reality Shares ETF Trust

Management Discussion and Fund Performance Summaries
(Unaudited) October 31, 2018 (continued)

Reality Shares DIVCON Dividend Guard ETF (GARD)

The Reality Shares DIVCON Dividend Guard ETF (GARD) delivered positive results during the 12-month period ending October 31, 2018 as the Fund benefited from its long positions, which contributed 4.66% over the year to the fund’s returns. Because the Fund has the ability to dynamically adjust its portfolio exposure based on equity market strength as measured by the Reality Shares Guard Indicator, it can offer an additional layer of risk management if volatility increases.9 If the Guard Indicator signals a weak market, the Fund’s long position is reduced to 50% of the portfolio’s value, while the remaining 50% is allocated to short positions in U.S large-cap stocks. For the full period, GARD generated NAV returns of 3.03%.

The Fund’s predictive, rules-based strategy will switch to a hedged strategy should the risk of broad market declines emerge owing to market or other events. GARD’s dynamic portfolio hedge was deployed during the second quarter, and then again early in the third quarter, which negatively impacted results as the market advanced. The dynamic Guard Indicator hedge then moved to long only early in the third quarter of calendar year 2018, gaining back a little ground, before ending the period again with a hedged position as volatility increased.

When the Guard Indicator sees the potential for a market rise, GARD holds a 100% long allocation of stocks with the highest potential for dividend growth within the next 12 months as determined by the Reality Shares DIVCON dividend health scoring system. If the Guard Indicator sees the potential for market decline, the Fund’s allocation adjusts to a 50% long-short allocation, evenly split between the highest rated and lowest rated DIVCON stocks. When GARD’s all-long strategy was deployed, it benefitted from strong performance in the Consumer Discretionary and Information Technology sectors. Top Fund holdings Tractor Supply Co. and Intuit returned 55% and 41% respectively over the last 12 months, adding to GARD’s performance.

With its current long/short position in stocks, GARD’s high quality companies have potential to deliver attractive relative results over the near-term, while the dynamic market hedge deploys a 50% short portfolio of the lowest rated DIVCON stocks to help mitigate current volatility and any potential future market weakness.

Fund Performance History (%)	1 Year	Total Return As of October 31, 2018
		Since Inception (January 14, 2016)
Fund
NAV Return	3.03%	0.54%
Market Price	3.05%	0.60%
Index
DIVCON Dividend Guard Index	3.69%	1.36%
S&P 500 Total Return Index	7.35%	16.08%

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund.

Reality Shares ETF Trust     7

Management Discussion and Fund Performance Summaries
(Unaudited) October 31, 2018 (continued)

Reality Shares Nasdaq NexGen Economy ETF (BLCN)

The Reality Shares Nasdaq NexGen Economy ETF (ticker: BLCN), which launched Jan. 17, 2018, seeks to identify global companies that are actively developing, researching or utilizing blockchain technologies. Since inception, BLCN has returned (11.09%), underperforming the MSCI ACWI Total Return Index,10 which also posted negative returns of (7.82%) during the period from inception date through October 31, 2018. BLCN was dragged down mostly by its investments in the Consumer Discretionary and Communication Services sectors, which had negative returns of (37.62%) and (27.17%), respectively.

While strong earnings from large U.S. companies and a robust economy helped lift BLCN during the period, the threat of a trade war between the United States and China, a significant downturn on several e-commerce retailers and social media providers, and the negative effect of cryptocurrencies (which spilled over to blockchain-related technology stocks), were the leading factors for the negative returns over the period. Several of the largest single stock detractors were Overstock.com, pure play crypto miner Hive Blockchain, and ZTE Corp.

BLCN’s underlying portfolio companies are implementing and developing blockchain technologies that have the potential to drive longer-term economic results. BLCN’s managers believe that prospects for long-term growth in companies utilizing blockchain technologies are strong, as evidenced by the many global players that are implementing innovative applications of the technology. BLCN utilizes the Reality Shares Blockchain Score11 methodology to seek companies that may benefit most from investments in blockchain technology, evaluated on several factors including direct economic impact and research and development investment. As the first passively managed exchange-traded fund investing in blockchain-related companies, BLCN seeks and invests in these innovative companies around the world deploying varying business models and use cases for blockchain technology.

Fund Performance History (%)	1 Year	Total Return As of October 31, 2018
		Since Inception (January 17, 2018)
Fund
NAV Return	NA	-11.09%
Market Price	NA	-10.87%
Index
NASDAQ Blockchain Economy NTR Index	NA	-11.06%
MSCI ACWI Total Return Index	-0.52%	-7.82%

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund.

8     Reality Shares ETF Trust

Management Discussion and Fund Performance Summaries
(Unaudited) October 31, 2018 (continued)

Reality Shares Nasdaq NexGen Economy China ETF (BCNA)

The Reality Shares Nasdaq NexGen Economy China ETF (BCNA) seeks to invest in Chinese companies committed to developing, researching or utilizing blockchain technologies. In just over four months of trading since its launch on June 20, 2018, BCNA entered the market during a very difficult geo-political environment, evidenced in its performance return declining (22.34%) for the period from inception through October 31, 2018, versus (21.53%) for the MSCI China Total Return Index.12 Not predicated to the just BCNA’s investment theme, Chinese stocks across the board declined materially on concerns of an economic downturn in China and tariffs (threatened and actual) between the United States and China.

The Fund utilizes the Reality Shares Blockchain Score methodology to seek companies located in Hong Kong and mainland China that may benefit most from investments in blockchain technology, evaluated on several factors including economic impact and innovation. The Fund currently allocates to companies in China and includes sectors like Information Technology, Financials, Consumer Discretionary, and Industrials. During the period, the Fund’s biggest detracting sectors were in Information Technology and Financial Services, which declined (22.50%) and (18.30%), respectively. Its largest detractors in terms of individual stocks were Chong Sing Holdings and Julong Co., with (62%) and (63%) return, respectively. The Fund’s largest positions are in well-known Chinese technology firms such as Hundsun Technologies, Alibaba and DCH Software, with 4.19%, 4.13% and 4.04% weights, respectively.

Although China is still an emerging market and has some country-specific risks, it is the second largest economy, and we believe prospects for long-term growth in Chinese companies utilizing blockchain technologies are strong, as China, through the sheer number of blockchain-related patents, is at the forefront of innovative applications of the technology.13

Fund Performance History (%)	1 Year	Total Return As of October 31, 2018
		Since Inception (June 20, 2018)
Fund
NAV Return	NA	-22.34%
Market Price	NA	-24.08%
Index
NASDAQ Blockchain China NTR Index	NA	-22.51%
MSCI China Total Return Index	NA	-21.53%

Reality Shares ETF Trust     9

Management Discussion and Fund Performance Summaries
(Unaudited) October 31, 2018 (continued)

Footnotes

[1]	Barclays U.S. Aggregate Bond Index measures the performance of the total U.S. investment-grade bond market. One cannot invest directly in an index.
[2]	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The Index includes multiple investment strategies that employ sophisticated quantitative techniques, and that maintain positions in equity derivative securities and other instruments. One cannot invest directly in an index.
[3]	S&P 500 Index tracks the 500 largest companies based on market capitalization. One cannot invest directly in an index.
[4]	Bloomberg, Oct. 2, 2018, “S&P 500 Dividend Payouts Increased 6.9% in Third Quarter.”
[5]	CME Group, S&P 500 Quarterly Dividend Index Future Quotes as of 11/8/2018.
[6]	DIVCON® is a dividend health rating system created by Reality Shares Advisors, LLC which assesses the likelihood that companies will grow or cut their dividends.
[7]	A short, or short stock position, is a directional trading or investment strategy where the shares of borrowed stock are sold in the open market, with the belief that the security’s price will decline, enabling it to be bought back at a lower price to make a profit.
[8]	HFRX Equity Hedge Index tracks equity hedge strategies that employ sophisticated quantitative techniques. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. One cannot invest directly in an index.
[9]	The Guard Indicator is a quantitative tool gauging market strength by comparing technical trends in market price and volatility to historical averages.
[10]	MSCI ACWI Total Return Index captures large and mid cap representation across 23 developed markets and 24 emerging markets countries. One cannot invest directly in an index.
[11]	The Reality Shares Blockchain Score® methodology is a rules-based, quantitative process built to evaluate the highest-quality companies in various industries across the globe based on their blockchain-related innovative potential.
[12]	MSCI China Total Return Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings (e.g., ADRs). One cannot invest directly in an index.
[13]	Blockchain technology may never develop optimized transactional processes that lead to increased economic returns for any company. There can be no assurance that blockchain technology will affect the primary lines of business in companies to have a positive impact on company’s financial condition.

Disclosures:

The views in this letter were those of the Fund manager as of the publication of the report and may not necessarily reflect his views on the date this letter is first published or anytime thereafter.

Performance data current to the most recent month end may be obtained by visiting www.realityshares.com. The investment return and principal value of an investment will fluctuate, so that shares, when sold or redeemed, may be worth more or less than their original cost.

Investing involves risks, including possible loss of principal. Past performance does not guarantee future results. There is no assurance the stated objective(s) will be met. Not FDIC insured.

The DIVY Fund is actively managed and may fail to achieve its investment objective. There is no guarantee the Fund’s investment strategies will be successful. The Fund’s derivative investments in swaps, futures and forwards are subject to a number of risks, including correlation risk, market risk, counterparty credit risk and liquidity risk, which may negatively impact the Fund’s investment strategies and could cause the Fund to lose money. The Fund does not capture dividend payments or generate dividend income, and is not appropriate for investors seeking dividend income. The Fund uses a dividend isolation strategy whereby investment returns are based primarily on the change in expected dividend values reflected in the prices of the Fund's portfolio holdings.

For LEAD, DFND and GARD, there is no guarantee or assurance the methodology used to create the respective Benchmark Index will result in the Fund achieving positive returns. The Fund may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund. Each Benchmark Index is constructed using a rules-based methodology based on quantitative models developed by Reality Shares. These quantitative models may be incomplete, flawed or based on inaccurate assumptions and, therefore, may lead to the selection of assets that produce inferior investment returns or provide exposure to greater risk of loss. The investment portfolio for DFND includes securities sold short. The investment portfolio for GARD may include securities sold short. Securities sold short create special risks which may result in increased volatility of returns and counter-party risk. Investments in short sales may also incur dividend and borrowing expenses and may result in the Fund being less tax-efficient.

10     Reality Shares ETF Trust

Management Discussion and Fund Performance Summaries
(Unaudited) October 31, 2018 (concluded)

This material must be preceded or accompanied by a prospectus.

DIVY does not capture dividend payments and is not intended for investors seeking dividend income. Companies that have historically paid dividends can stop paying dividends without notice.

Principal risks for BLCN and BCNA include Authorized Participant Concentration Risk, Blockchain Technology Risk, Depositary Receipt Risk, Emerging Markets Risk, Equity Risk, ETF Trading Risk, Foreign Issuer Exposure Risk, Geographic Concentration Risk, Non-Blockchain Technology Business Line Risk, Index Performance Risk, Index Tracking Error Risk, Sector Risk, Industry Concentration Risk, Market Risk, and NonDiversification Risk. See prospectus for full description of risks. BLCN and BCNA are new and have limited trading history. Contact 855.595.0240 or info@realityshares.com or visit realityshares.com for more information.

Blockchain technology is a new and developing technology protocol developed by companies in a manner for optimizing business practices. Blockchain technology is not a product or service with an individually attributable revenue stream. Blockchain technology may never develop optimized transactional processes that lead to increased economic returns to any company in which BCNA and BLCN invests. There can be no assurance that blockchain technology will affect the primary lines of business in the Funds’ portfolio companies to have a positive impact on a company’s financial condition. The principal value of debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds may also invest in foreign securities, which involve political, economic, and currency risks, greater volatility, and differences in accounting methods. Special risks associated with investments in Chinese companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards the nature and extent of intervention by the Chinese government in the Chinese securities markets, and the potential unavailability of shares. Index reconstitution may result in high portfolio turnover which may result in higher transaction costs and may result in higher taxes when the Funds’ shares are held in a taxable account. The Benchmark Indexes for BLCN and BCNA were created and are maintained through a collaboration between Reality Shares and Nasdaq, and the Funds are listed on the Nasdaq exchange.

Reality Shares Advisors, LLC is the Investment Advisor. ALPS Distributors, Inc. is the Distributor for the Fund. ALPS Distributors, Inc. is not affiliated with Reality Shares Advisors, LLC, or with Fundstrat Global Advisors.

Reality Shares ETF Trust     11

Shareholder Expense Example (Unaudited)
October 31, 2018

As a shareholder of one or more Funds of the Reality Shares ETF Trust (the “Trust”), you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The actual and hypothetical expense examples in the table below are based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (May 1, 2018 to October 31, 2018).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period Per $1,000” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under the Fund in the table below is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value	Ending Account Value October 31, 2018	Annualized Expense Ratio for the Period	Expenses Paid During Period Per $1,000
Reality Shares DIVS ETF
Actual	$1,000.00	$992.80	0.85%	$4.27
Hypothetical(1)	$1,000.00	$1,020.92	0.85%	$4.33	*
Reality Shares DIVCON Leaders Dividend ETF
Actual	$1,000.00	$1,011.50	0.43%	$2.18
Hypothetical(1)	$1,000.00	$1,023.04	0.43%	$2.19	*
Reality Shares DIVCON Dividend Defender ETF
Actual	$1,000.00	$1,036.10	1.21%	$6.21
Hypothetical(1)	$1,000.00	$1,019.11	1.21%	$6.16	*
Reality Shares DIVCON Dividend Guard ETF
Actual	$1,000.00	$972.60	1.29%	$6.41
Hypothetical(1)	$1,000.00	$1,018.70	1.29%	$6.56	*
Reality Shares NASDAQ NexGen Economy ETF
Actual	$1,000.00	$941.40	0.68%	$3.33
Hypothetical(1)	$1,000.00	$1,021.78	0.68%	$3.47	*

12     Reality Shares ETF Trust

Shareholder Expense Example (Unaudited) (concluded)

Fund	Beginning Account Value	Ending Account Value October 31, 2018	Annualized Expense Ratio for the Period	Expenses Paid During Period Per $1,000
Reality Shares NASDAQ NexGen Economy China ETF
Actual(2)	$1,000.00	$776.60	2.51%	$8.19
Hypothetical(1)	$1,000.00	$1,012.55	2.51%	$12.73	*
Reality Shares Fundstrat DQM Long ETF
Actual(3)	$1,000.00	$1,000.00	0.69%	$0.00
Hypothetical(1)	$1,000.00	$1,021.73	0.69%	$3.52	*
(1)	5% return before expenses.
(2)	Actual Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 134/365 (to reflect the period from June 20, 2018 to October 31, 2018).
(3)	Actual Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 1/365 (to reflect the period from October 31, 2018 to October 31, 2018).
*	Hypothetical Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).

Reality Shares ETF Trust     13

Schedule of Investments
Reality Shares DIVS ETF
October 31, 2018

	Principal/ Shares	Value
Treasury Bills – 101.6%(a)
U.S. Treasury Bill, 12/13/2018	$1,261,000	$1,257,852
U.S. Treasury Bill, 12/27/2018	1,876,000	1,869,594
U.S. Treasury Bill, 01/24/2019	529,000	526,221
U.S. Treasury Bill, 01/31/2019	11,162,000	11,097,599
U.S. Treasury Bill, 02/07/2019	5,213,000	5,180,574
U.S. Treasury Bill, 02/14/2019	4,045,000	4,017,924
U.S. Treasury Bill, 03/07/2019	6,377,000	6,325,554
U.S. Treasury Bill, 03/14/2019	4,487,000	4,448,769
U.S. Treasury Bill, 03/21/2019	7,906,000	7,834,670
U.S. Treasury Bill, 03/28/2019(b)	6,301,000	6,240,569
U.S. Treasury Bill, 04/11/2019	4,374,000	4,327,224
U.S. Treasury Bill, 04/18/2019	2,025,000	2,002,414
U.S. Treasury Bill, 11/08/2018(b)	1,352,000	1,351,452
U.S. Treasury Bill, 11/29/2018	4,611,000	4,603,267
U.S. Treasury Bill, 12/20/2018	101,000	100,705
U.S. Treasury Bill, 01/10/2019	12,033,000	11,981,145
U.S. Treasury Bill, 02/28/2019	2,087,000	2,071,176
(Cost $75,260,461)		75,236,709
Money Markets and Cash Equivalents – 0.2%
Blackrock Federal FD 30 Instl, 2.07%(b)(c)	101,448	101,448
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 2.32%(c)	10,766	10,767
(Cost $112,215)		112,215
Total Investments – 101.8% (Cost $75,372,676)		75,348,924
Liabilities in Excess of Other Assets – (1.8)%		(1,308,244)
Net Assets – 100.0%		$74,040,680
(a)	The security was issued on a discount basis with no stated coupon rate.
(b)	All or a portion of the security has been pledged to the broker for swap positions.
(c)	Reflects the 7-day yield at October 31, 2018.

Dividend swaps outstanding at October 31, 2018+:

Underlying Index	Counterparties*	Units	Expiration Date	Notional Amount Long (Short)**	Value/Unrealized Appreciation (Depreciation)
S&P 500	BNP Paribas	285,000	12/31/2018	$(13,469,483)	$1,792,267
S&P 500	JP Morgan	6,300	12/31/2018	(283,706)	53,659
S&P 500	BNP Paribas	144,000	12/31/2019	(7,398,265)	573,575
S&P 500	JP Morgan	84,500	12/31/2019	(4,069,572)	608,348
S&P 500	Morgan Stanley	35,000	12/31/2019	(1,844,802)	92,798
S&P 500	Societe Generale	24,000	12/31/2019	(1,232,422)	96,218
S&P 500	BNP Paribas	119,600	12/31/2020	(6,363,000)	286,760
S&P 500	JP Morgan	12,000	12/31/2020	(659,303)	7,897
S&P 500	Morgan Stanley	50,000	12/31/2020	(2,646,966)	133,034
S&P 500	Societe Generale	79,000	12/31/2020	(4,077,435)	314,965
S&P 500	BNP Paribas	185,500	12/31/2021	(10,403,035)	(66,975)
S&P 500	Morgan Stanley	73,700	12/31/2021	(4,133,052)	(26,488)
S&P 500	Societe Generale	18,750	12/31/2021	(995,520)	49,230
S&P 500	BNP Paribas	167,400	12/31/2022	(9,397,651)	(88,537)
S&P 500	Morgan Stanley	70,000	12/31/2022	(3,984,099)	(91,399)
S&P 500	Societe Generale	12,000	12/31/2022	(642,301)	25,019
S&P 500	BNP Paribas	96,000	12/31/2023	(5,496,603)	(195,483)
S&P 500	Morgan Stanley	10,000	12/31/2023	(563,701)	(11,501)
					$3,553,387
Cash received from the broker for swap positions in the amount of $1,370,000.
Cash and securities pledged to the broker for swap positions in the amount of $2,926,820.
+	See note 7 in the notes to financial statements for more information regarding dividend swaps.
*	At contract maturity, the Fund pays to/receives from the counterparty the net difference between the expected dividend value and the actual dividend value.
**	Represents gross notional exposure on the fixed leg of the swap contract.

The accompanying notes are an integral part of these financial statements.

14     Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVS ETF
October 31, 2018

Fair Valuation Measurement

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Treasury Bills	$—	$75,236,709	$—	$75,236,709
Money Markets and Cash Equivalents	112,215	—	—	112,215
Other Financial Instruments***	—	4,033,770	—	4,033,770
Total Assets	$112,215	$79,270,479	$—	$79,382,694
Liabilities
Other Financial Instruments***	$—	$(480,383)	$—	$(480,383)
Total Liabilities	$—	$(480,383)	$—	$(480,383)
***	Other financial instruments include dividend swaps. Dividend swaps are presented at gross unrealized appreciation (depreciation).

During the year ended October 31, 2018, there were no transfers between Levels.

The Fund did not hold any level 3 securities for the year ended October 31, 2018.

Summary of Schedule of Investments

Industry	% of Net Assets
Treasury Bills	101.6%
Money Markets and Cash Equivalents	0.2
Total Investments	101.8
Liabilities in Excess of Other Assets	(1.8)
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     15

Schedule of Investments
Reality Shares DIVCON Leaders Dividend ETF
October 31, 2018

	Shares	Value
Common Stocks – 99.6%
Aerospace & Defense – 3.5%
Harris Corp.	5,680	$844,673
Huntington Ingalls Industries, Inc.	3,483	760,966
		1,605,639
Air Freight & Logistics – 2.0%
Expeditors International of Washington, Inc.	13,342	896,316
Banks – 1.8%
Comerica, Inc.	9,970	813,153
Biotechnology – 2.0%
Amgen, Inc.	4,624	891,461
Building Products – 1.4%
AO Smith Corp.	13,239	602,771
Resideo Technologies, Inc.*	854	17,977
		620,748
Capital Markets – 6.7%
Ameriprise Financial, Inc.	5,151	655,413
S&P Global, Inc.	5,079	926,003
SEI Investments Co.	12,510	668,660
T Rowe Price Group, Inc.	7,936	769,713
		3,019,789
Chemicals – 1.6%
PPG Industries, Inc.	7,033	739,098
Commercial Services & Supplies – 2.4%
Rollins, Inc.	18,016	1,066,547
Communications Equipment – 2.4%
Motorola Solutions, Inc.	8,777	1,075,709
Containers & Packaging – 1.5%
Avery Dennison Corp.	7,265	659,081
Electronic Equipment Instruments & Components – 4.3%
Amphenol Corp., Class A	9,602	859,379
CDW Corp.	12,113	1,090,291
		1,949,670
Entertainment – 2.1%
Activision Blizzard, Inc.	13,525	933,901
Food Products – 2.7%
Ingredion, Inc.	5,835	590,385
Tyson Foods, Inc., Class A	10,394	622,809
		1,213,194
Health Care Equipment & Supplies – 3.2%
DENTSPLY SIRONA, Inc.	12,442	430,866
ResMed, Inc.	9,715	1,029,013
		1,459,879
Health Care Providers & Services – 6.1%
Anthem, Inc.	3,484	960,086
CVS Health Corp.	11,072	801,502
UnitedHealth Group, Inc.	3,739	977,188
		2,738,776
Hotels, Restaurants & Leisure – 5.4%
Marriott International, Inc., Class A	6,505	760,369
McDonald’s Corp.	4,655	823,470
Starbucks Corp.	14,397	838,913
		2,422,752

	Shares	Value
Household Products – 1.4%
Colgate-Palmolive Co.	11,005	$655,348
Industrial Conglomerates – 3.1%
3M Co.	3,335	634,517
Honeywell International, Inc.	5,219	755,816
		1,390,333
Insurance – 3.5%
Allstate Corp. (The)	8,040	769,589
Marsh & McLennan Cos., Inc.	9,480	803,430
		1,573,019
Internet & Direct Marketing Retail – 1.8%
Expedia Group, Inc.	6,588	826,333
IT Services – 6.7%
Amdocs Ltd.	12,405	784,864
Mastercard, Inc., Class A	5,873	1,160,916
Visa, Inc., Class A	7,896	1,088,464
		3,034,244
Machinery – 3.1%
Illinois Tool Works, Inc.	5,221	666,043
Snap-on, Inc.	4,908	755,537
		1,421,580
Media – 1.8%
Comcast Corp., Class A	21,399	816,158
Metals & Mining – 1.8%
Steel Dynamics, Inc.	21,052	833,659
Personal Products – 2.0%
Estee Lauder Cos., Inc. (The), Class A	6,738	926,071
Pharmaceuticals – 2.2%
Zoetis, Inc.	11,291	1,017,884
Semiconductors & Semiconductor Equipment – 10.2%
Broadcom, Inc.	3,092	691,031
KLA-Tencor Corp.	7,823	716,117
Maxim Integrated Products, Inc.	15,729	786,765
Microchip Technology, Inc.	9,305	612,083
NVIDIA Corp.	4,479	944,307
Texas Instruments, Inc.	9,360	868,889
		4,619,192
Software – 2.5%
Intuit, Inc.	5,328	1,124,208
Specialty Retail – 4.2%
Home Depot, Inc. (The)	4,734	832,616
Tractor Supply Co.	11,796	1,083,934
		1,916,550
Technology Hardware, Storage & Peripherals – 2.3%
Apple, Inc.	4,692	1,026,891
Textiles, Apparel & Luxury Goods – 2.2%
NIKE, Inc., Class B	13,578	1,018,893
Tobacco – 1.7%
Altria Group, Inc.	11,759	764,805
Total Common Stocks (Cost $45,521,033)		45,070,881

The accompanying notes are an integral part of these financial statements.

16     Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Leaders Dividend ETF
October 31, 2018

	Shares	Value
Treasury Bills – 0.4%(a)
U.S. Treasury Bill, 11/01/2018	28,000	$28,000
U.S. Treasury Bill, 11/15/2018	12,000	11,990
U.S. Treasury Bill, 11/29/2018	24,000	23,960
U.S. Treasury Bill, 12/20/2018	2,000	1,994
U.S. Treasury Bill, 12/27/2018	81,000	80,723
U.S. Treasury Bill, 01/03/2019	19,000	18,927
U.S. Treasury Bill, 01/10/2019	8,000	7,966
(Cost $173,577)		173,560

	Shares	Value
Money Markets and Cash Equivalents – 0.0%(b)
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 2.32%(c)(Cost $414)	414	$414
Total Investments – 100.0% (Cost $45,695,024)		45,244,855
Other Assets in Excess of Liabilities – 0.0%(b)		12,154
Net Assets – 100.0%		$45,257,009
*	Non-income producing securities.
(a)	The security was issued on a discount basis with no stated coupon rate.
(b)	Rounds to less than 0.1%.
(c)	Reflects the 7-day yield at October 31, 2018.

Fair Valuation Measurement

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$45,070,881	$—	$—	$45,070,881
Treasury Bills	—	173,560	—	173,560
Money Markets and Cash Equivalents	414	—	—	414
Total Assets	$45,071,295	$173,560	$—	$45,244,855
*	See the Schedule of Investments for breakout by security category.

During the year ended October 31, 2018, there were no transfers between Levels.

The Fund did not hold any level 3 securities for the year ended October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     17

Schedule of Investments
Reality Shares DIVCON Leaders Dividend ETF
October 31, 2018

Summary of Schedule of Investments

Industry	% of Net Assets
Aerospace & Defense	3.5%
Air Freight & Logistics	2.0
Banks	1.8
Biotechnology	2.0
Building Products	1.4
Capital Markets	6.7
Chemicals	1.6
Commercial Services & Supplies	2.4
Communications Equipment	2.4
Containers & Packaging	1.5
Electronic Equipment Instruments & Components	4.3
Entertainment	2.1
Food Products	2.7
Health Care Equipment & Supplies	3.2
Health Care Providers & Services	6.1
Hotels, Restaurants & Leisure	5.4
Household Products	1.4
Industrial Conglomerates	3.1
Insurance	3.5
Internet & Direct Marketing Retail	1.8
IT Services	6.7
Machinery	3.1
Media	1.8
Metals & Mining	1.8
Personal Products	2.0
Pharmaceuticals	2.2
Semiconductors & Semiconductor Equipment	10.2
Software	2.5
Specialty Retail	4.2
Technology Hardware, Storage & Peripherals	2.3
Textiles, Apparel & Luxury Goods	2.2
Tobacco	1.7
Treasury Bills	0.4
Money Markets and Cash Equivalents	0.0	(a)
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0	(a)
Net Assets	100.0%
(a)	Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

18     Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2018

	Shares	Value
Common Stocks(a) – 73.8%
Aerospace & Defense – 2.6%
Harris Corp.	513	$76,288
Huntington Ingalls Industries, Inc.	313	68,384
		144,672
Air Freight & Logistics – 1.5%
Expeditors International of Washington, Inc.	1,202	80,750
Banks – 1.3%
Comerica, Inc.	898	73,241
Biotechnology – 1.5%
Amgen, Inc.	416	80,201
Building Products – 1.0%
AO Smith Corp.	1,194	54,363
Resideo Technologies, Inc.*	78	1,642
		56,005
Capital Markets – 4.9%
Ameriprise Financial, Inc.	465	59,167
S&P Global, Inc.	457	83,320
SEI Investments Co.	1,129	60,345
T Rowe Price Group, Inc.	715	69,348
		272,180
Chemicals – 1.2%
PPG Industries, Inc.	634	66,627
Commercial Services & Supplies – 1.7%
Rollins, Inc.	1,625	96,200
Communications Equipment – 1.8%
Motorola Solutions, Inc.	791	96,945
Containers & Packaging – 1.1%
Avery Dennison Corp.	656	59,512
Electronic Equipment Instruments & Components – 3.2%
Amphenol Corp., Class A	866	77,507
CDW Corp.	1,092	98,291
		175,798
Entertainment – 1.5%
Activision Blizzard, Inc.	1,218	84,103
Food Products – 2.0%
Ingredion, Inc.	527	53,322
Tyson Foods, Inc., Class A	937	56,145
		109,467
Health Care Equipment & Supplies – 2.4%
DENTSPLY SIRONA, Inc.	1,122	38,855
ResMed, Inc.	875	92,680
		131,535
Health Care Providers & Services – 4.5%
Anthem, Inc.	313	86,253
CVS Health Corp.	999	72,318
UnitedHealth Group, Inc.	337	88,075
		246,646
Hotels, Restaurants & Leisure – 4.0%
Marriott International, Inc., Class A	586	68,498
McDonald’s Corp.	419	74,121
Starbucks Corp.	1,298	75,634
		218,253

	Shares	Value
Household Products – 1.1%
Colgate-Palmolive Co.	992	$59,074
Industrial Conglomerates – 2.3%
3M Co.	300	57,078
Honeywell International, Inc.	471	68,210
		125,288
Insurance – 2.6%
Allstate Corp. (The)	724	69,301
Marsh & McLennan Cos., Inc.	856	72,546
		141,847
Internet & Direct Marketing Retail – 1.3%
Expedia Group, Inc.	594	74,505
IT Services – 5.0%
Amdocs Ltd.	1,120	70,862
Mastercard, Inc., Class A	529	104,568
Visa, Inc., Class A	713	98,287
		273,717
Machinery – 2.3%
Illinois Tool Works, Inc.	472	60,213
Snap-on, Inc.	442	68,041
		128,254
Media – 1.3%
Comcast Corp., Class A	1,929	73,572
Metals & Mining – 1.4%
Steel Dynamics, Inc.	1,898	75,161
Personal Products – 1.5%
Estee Lauder Cos., Inc. (The), Class A	608	83,564
Pharmaceuticals – 1.7%
Zoetis, Inc.	1,018	91,773
Semiconductors & Semiconductor Equipment – 7.6%
Broadcom, Inc.	278	62,130
KLA-Tencor Corp.	705	64,536
Maxim Integrated Products, Inc.	1,418	70,928
Microchip Technology, Inc.	840	55,255
NVIDIA Corp.	404	85,175
Texas Instruments, Inc.	843	78,256
		416,280
Software – 1.8%
Intuit, Inc.	481	101,491
Specialty Retail – 3.1%
Home Depot, Inc. (The)	426	74,925
Tractor Supply Co.	1,064	97,771
		172,696
Technology Hardware, Storage & Peripherals – 1.7%
Apple, Inc.	424	92,797
Textiles, Apparel & Luxury Goods – 1.7%
NIKE, Inc., Class B	1,225	91,924
Tobacco – 1.2%
Altria Group, Inc.	1,059	68,877
Total Common Stocks (Cost $4,097,777)		4,062,955

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     19

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2018

	Shares	Value
Treasury Bills – 26.5%(b)
U.S. Treasury Bill, 11/15/2018	194,000	$193,841
U.S. Treasury Bill, 11/29/2018	187,000	186,686
U.S. Treasury Bill, 12/20/2018	2,000	1,994
U.S. Treasury Bill, 02/14/2019	174,000	172,835
U.S. Treasury Bill, 03/07/2019	171,000	169,621
U.S. Treasury Bill, 03/28/2019	454,000	449,646
U.S. Treasury Bill, 04/11/2019	290,000	286,899
(Cost $1,461,931)		1,461,522
Total Investments Before Securities Sold Short
(Cost $5,559,708)		5,524,477
Securities Sold Short
Common Stocks – (23.2)%
Airlines – (1.0)%
American Airlines Group, Inc.	(1,625)	(57,005)
Capital Markets – (1.2)%
Interactive Brokers Group, Inc., Class A	(1,371)	(67,741)
Diversified Telecommunication – (3.2)%
CenturyLink, Inc.	(8,398)	(173,335)
Electric Utilities – (3.6)%
Exelon Corp.	(2,122)	(92,965)
FirstEnergy Corp.	(2,870)	(106,993)
		(199,958)
Household Durables – (0.9)%
Lennar Corp., Class A	(1,098)	(47,192)

	Shares	Value
Independent Power and Renewable Electricity Producers – (2.5)%
NRG Energy, Inc.	(3,861)	$(139,730)
Multi-Utilities – (1.4)%
NiSource, Inc.	(3,028)	(76,790)
Oil, Gas & Consumable Fuels – (8.5)%
Anadarko Petroleum Corp.	(1,823)	(96,984)
Devon Energy Corp.	(2,012)	(65,189)
EQT Corp.	(1,767)	(60,025)
Noble Energy, Inc.	(4,048)	(100,593)
Pioneer Natural Resources Co.	(491)	(72,309)
Williams Cos., Inc. (The)	(2,970)	(72,260)
		(467,360)
Software – (0.9)%
Symantec Corp.	(2,737)	(49,676)
Total Securities Sold Short
[Proceeds $(1,393,314)]		(1,278,787)
Total Investments – 77.1% (Cost $4,166,394)		4,245,690
Other Assets in Excess of Liabilities – 22.9%		1,263,217
Net Assets – 100.0%		$5,508,907
*	Non-income producing securities.
(a)	Substantially all the securities, or a portion thereof, have been pledged as collateral for open short positions by the Fund. The aggregate market value of the collateral at October 31, 2018 was $4,986,490 which includes cash in the amount of $1,429,801.
(b)	The security was issued on a discount basis with no stated coupon rate.

Fair Valuation Measurement

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$4,062,955	$—	$—	$4,062,955
Treasury Bills	—	1,461,522	—	1,461,522
Total Assets	$4,062,955	$1,461,522	$—	$5,524,477
Liabilities
Common Stocks*	$(1,278,787)	$—	$—	$(1,278,787)
Total Liabilities	$(1,278,787)	$—	$—	$(1,278,787)
*	See the Schedule of Investments for breakout by security category.

During the year ended October 31, 2018, there were no transfers between Levels.

The Fund did not hold any level 3 securities for the year ended October 31, 2018.

The accompanying notes are an integral part of these financial statements.

20     Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2018

Summary of Schedule of Investments

Industry	% of Net Assets
Aerospace & Defense	2.6%
Air Freight & Logistics	1.5
Airlines	(1.0)
Banks	1.3
Biotechnology	1.5
Building Products	1.0
Capital Markets	3.7
Chemicals	1.2
Commercial Services & Supplies	1.7
Communications Equipment	1.8
Containers & Packaging	1.1
Diversified Telecommunication	(3.2)
Electric Utilities	(3.6)
Electronic Equipment Instruments & Components	3.2
Entertainment	1.5
Food Products	2.0
Health Care Equipment & Supplies	2.4
Health Care Providers & Services	4.5
Hotels, Restaurants & Leisure	4.0
Household Durables	(0.9)
Household Products	1.1
Independent Power and Renewable Electricity Producers	(2.5)
Industrial Conglomerates	2.3
Insurance	2.6
Internet & Direct Marketing Retail	1.3
IT Services	5.0
Machinery	2.3
Media	1.3
Metals & Mining	1.4
Multi-Utilities	(1.4)
Oil, Gas & Consumable Fuels	(8.5)
Personal Products	1.5
Pharmaceuticals	1.7
Semiconductors & Semiconductor Equipment	7.6
Software	0.9
Specialty Retail	3.1
Technology Hardware, Storage & Peripherals	1.7
Textiles, Apparel & Luxury Goods	1.7
Tobacco	1.2
Treasury Bills	26.5
Total Investments	77.1
Other Assets in Excess of Liabilities	22.9
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     21

Schedule of Investments
Reality Shares DIVCON Dividend Guard ETF
October 31, 2018

	Shares	Value
Common Stocks(a) – 51.5%
Aerospace & Defense – 1.9%
Harris Corp.	698	$103,800
Huntington Ingalls Industries, Inc.	497	108,584
		212,384
Air Freight & Logistics – 1.0%
Expeditors International of Washington, Inc.	1,649	110,780
Banks – 0.9%
Comerica, Inc.	1,318	107,496
Biotechnology – 0.9%
Amgen, Inc.	548	105,649
Building Products – 1.0%
AO Smith Corp.	2,478	112,823
Resideo Technologies, Inc.*	225	4,736
		117,559
Capital Markets – 3.9%
Ameriprise Financial, Inc.	858	109,172
S&P Global, Inc.	617	112,491
SEI Investments Co.	2,110	112,780
T Rowe Price Group, Inc.	1,096	106,301
		440,744
Chemicals – 0.9%
PPG Industries, Inc.	999	104,985
Commercial Services & Supplies – 1.0%
Rollins, Inc.	1,845	109,224
Communications Equipment – 1.0%
Motorola Solutions, Inc.	878	107,608
Containers & Packaging – 0.9%
Avery Dennison Corp.	1,154	104,691
Electronic Equipment Instruments & Components – 2.1%
Amphenol Corp., Class A	1,272	113,844
CDW Corp.	1,342	120,793
		234,637
Entertainment – 1.0%
Activision Blizzard, Inc.	1,618	111,723
Food Products – 1.9%
Ingredion, Inc.	1,044	105,632
Tyson Foods, Inc., Class A	1,753	105,040
		210,672
Health Care Equipment & Supplies – 1.9%
DENTSPLY SIRONA, Inc.	3,018	104,513
ResMed, Inc.	1,000	105,920
		210,433
Health Care Providers & Services – 2.8%
Anthem, Inc.	387	106,646
CVS Health Corp.	1,485	107,499
UnitedHealth Group, Inc.	418	109,244
		323,389
Hotels, Restaurants & Leisure – 2.8%
Marriott International, Inc., Class A	922	107,773
McDonald’s Corp.	587	103,840
Starbucks Corp.	1,781	103,779
		315,392

	Shares	Value
Household Products – 0.9%
Colgate-Palmolive Co.	1,749	$104,153
Industrial Conglomerates – 1.8%
3M Co.	547	104,072
Honeywell International, Inc.	720	104,271
		208,343
Insurance – 1.9%
Allstate Corp. (The)	1,116	106,824
Marsh & McLennan Cos., Inc.	1,234	104,581
		211,405
Internet & Direct Marketing Retail – 0.9%
Expedia Group, Inc.	838	105,110
IT Services – 2.9%
Amdocs Ltd.	1,649	104,332
Mastercard, Inc., Class A	579	114,451
Visa, Inc., Class A	821	113,175
		331,958
Machinery – 1.9%
Illinois Tool Works, Inc.	864	110,220
Snap-on, Inc.	701	107,912
		218,132
Media – 1.0%
Comcast Corp., Class A	2,878	109,767
Metals & Mining – 0.9%
Steel Dynamics, Inc.	2,633	104,267
Personal Products – 1.0%
Estee Lauder Cos., Inc. (The), Class A	838	115,175
Pharmaceuticals – 0.9%
Zoetis, Inc.	1,147	103,402
Semiconductors & Semiconductor Equipment – 6.0%
Broadcom, Inc.	501	111,968
KLA-Tencor Corp.	1,203	110,123
Maxim Integrated Products, Inc.	2,116	105,842
Microchip Technology, Inc.	1,638	107,748
NVIDIA Corp.	603	127,130
Texas Instruments, Inc.	1,271	117,987
		680,798
Software – 1.0%
Intuit, Inc.	524	110,564
Specialty Retail – 1.8%
Home Depot, Inc. (The)	621	109,221
Tractor Supply Co.	1,077	98,966
		208,187
Technology Hardware, Storage & Peripherals – 0.9%
Apple, Inc.	477	104,396
Textiles, Apparel & Luxury Goods – 0.9%
NIKE, Inc., Class B	1,419	106,482
Tobacco – 0.9%
Altria Group, Inc.	1,573	102,308
Total Common Stocks (Cost $6,127,198)		5,851,813

The accompanying notes are an integral part of these financial statements.

22     Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Dividend Guard ETF
October 31, 2018

	Shares	Value
Treasury Bills – 0.1%(b)
U.S. Treasury Bill, 12/27/2018	6,000	$5,980
U.S. Treasury Bill, 03/28/2019	11,000	10,895
(Cost $16,878)		16,875
Money Markets and Cash Equivalents – 0.0%(c)
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 2.32%(d)
(Cost $680)	680	680
Total Investments Before Securities Sold Short
(Cost $6,144,756)		5,869,368
Securities Sold Short
Common Stocks – (51.0)%
Airlines – (3.1)%
American Airlines Group, Inc.	(10,224)	(358,658)
Capital Markets – (3.1)%
Interactive Brokers Group, Inc., Class A	(7,074)	(349,526)
Diversified Telecommunication – (4.6)%
CenturyLink, Inc.	(25,420)	(524,669)
Electric Utilities – (6.8)%
Exelon Corp.	(8,428)	(369,231)
FirstEnergy Corp.	(10,877)	(405,494)
		(774,725)
Household Durables – (2.6)%
Lennar Corp., Class A	(7,013)	(301,419)

	Shares	Value
Independent Power and Renewable Electricity Producers – (4.1)%
NRG Energy, Inc.	(12,749)	$(461,386)
Multi-Utilities – (3.0)%
NiSource, Inc.	(13,415)	(340,205)
Oil, Gas & Consumable Fuels – (20.7)%
Anadarko Petroleum Corp.	(6,649)	(353,727)
Devon Energy Corp.	(10,561)	(342,176)
EQT Corp.	(14,203)	(482,476)
Noble Energy, Inc.	(18,855)	(468,547)
Pioneer Natural Resources Co.	(2,266)	(333,714)
Williams Cos., Inc. (The)	(15,144)	(368,453)
		(2,349,093)
Software – (3.0)%
Symantec Corp.	(18,517)	(336,084)
Total Securities Sold Short
[Proceeds $(5,773,438)]		(5,795,765)
Total Investments – 0.6%
(Cost $371,318)		73,603
Other Assets in Excess of Liabilities – 99.4%		11,288,182
Net Assets – 100.0%		$11,361,785
*	Non-income producing securities.
(a)	Substantially all the securities, or a portion thereof, have been pledged as collateral for open short positions by the Fund. The aggregate market value of the collateral at October 31, 2018 was $11,620,467 which includes proceeds receivable from unsettled securities sold short in the amount of $5,773,390.
(b)	The security was issued on a discount basis with no stated coupon rate.
(c)	Rounds to less than 0.1%.
(d)	Reflects the 7-day yield at October 31, 2018.

Fair Valuation Measurement

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$5,851,813	$—	$—	$5,851,813
Treasury Bills	—	16,875	—	16,875
Money Markets and Cash Equivalents	680	—	—	680
Total Assets	$5,852,493	$16,875	$—	$5,869,368
Liabilities
Common Stocks*	$(5,795,765)	$—	$—	$(5,795,765)
Total Liabilities	$(5,795,765)	$—	$—	$(5,795,765)
*	See the Schedule of Investments for breakout by security category.

During the year ended October 31, 2018, there were no transfers between Levels.

The Fund did not hold any level 3 securities for the year ended October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     23

Schedule of Investments
Reality Shares DIVCON Dividend Guard ETF
October 31, 2018

Summary of Schedule of Investments

Industry	% of Net Assets
Aerospace & Defense	1.9%
Air Freight & Logistics	1.0
Airlines	(3.1)
Banks	0.9
Biotechnology	0.9
Building Products	1.0
Capital Markets	0.8
Chemicals	0.9
Commercial Services & Supplies	1.0
Communications Equipment	1.0
Containers & Packaging	0.9
Diversified Telecommunication	(4.6)
Electric Utilities	(6.8)
Electronic Equipment Instruments & Components	2.1
Entertainment	1.0
Food Products	1.9
Health Care Equipment & Supplies	1.9
Health Care Providers & Services	2.8
Hotels, Restaurants & Leisure	2.8
Household Durables	(2.6)
Household Products	0.9
Independent Power and Renewable Electricity Producers	(4.1)
Industrial Conglomerates	1.8
Insurance	1.9
Internet & Direct Marketing Retail	0.9
IT Services	2.9
Machinery	1.9
Media	1.0
Metals & Mining	0.9
Multi-Utilities	(3.0)
Oil, Gas & Consumable Fuels	(20.7)
Personal Products	1.0
Pharmaceuticals	0.9
Semiconductors & Semiconductor Equipment	6.0
Software	(2.0)
Specialty Retail	1.8
Technology Hardware, Storage & Peripherals	0.9
Textiles, Apparel & Luxury Goods	0.9
Tobacco	0.9
Treasury Bills	0.1
Money Markets and Cash Equivalents	0.0 (a)
Total Investments	0.6
Other Assets in Excess of Liabilities	99.4
Net Assets	100.0%
(a)	Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

24     Reality Shares ETF Trust

Schedule of Investments
Reality Shares NASDAQ NexGen Economy ETF
October 31, 2018

	Shares	Value
Common Stocks – 99.3%
Automobiles – 1.7%
Daimler AG	24,878	$1,475,924
Banks – 10.3%
Banco Santander SA	246,926	1,180,306
Bank of America Corp.	41,179	1,132,422
Barclays PLC	171,472	1,507,239
BOC Hong Kong Holdings Ltd.	302,708	1,131,381
Citigroup, Inc.	18,861	1,234,641
ING Groep NV	93,478	1,103,975
JPMorgan Chase & Co.	14,735	1,606,410
		8,896,374
Capital Markets – 13.9%
ASX Ltd.	38,362	1,608,777
CME Group, Inc.	7,987	1,463,538
Deutsche Boerse AG	10,834	1,373,010
Goldman Sachs Group, Inc. (The)	6,462	1,456,341
Nasdaq, Inc.	19,443	1,685,903
SBI Holdings, Inc.	62,558	1,641,347
Thomson Reuters Corp.	32,414	1,510,492
TMX Group Ltd.	19,842	1,250,881
		11,990,289
Communications Equipment – 3.6%
Cisco Systems, Inc.	37,738	1,726,513
ZTE Corp, Class H*	910,191	1,388,612
		3,115,125
Consumer Finance – 2.6%
American Express Co.	13,480	1,384,801
Chong Sing Holdings FinTech Group Ltd.*	19,142,209	866,837
		2,251,638
Electronic Equipment, Instruments & Components – 1.6%
Hitachi Ltd.	46,308	1,420,569
Entertainment – 1.7%
NetEase, Inc.	7,188	1,494,026
Food & Staples Retailing – 1.6%
Walmart, Inc.	13,326	1,336,331
Industrial Conglomerates – 2.7%
Fosun International Ltd.	714,417	1,042,545
Siemens AG	11,149	1,284,965
		2,327,510
Insurance – 3.3%
Ping An Insurance Group Co. of China Ltd., Class H	164,298	1,547,747
ZhongAn Online P&C Insurance Co. Ltd., Class H*,(a)	387,138	1,286,443
		2,834,190
Interactive Media & Services – 6.4%
Alphabet, Inc., Class A*	1,284	1,400,305
Baidu, Inc.*	8,010	1,522,381
LINE Corp.*	36,389	1,156,806
Tencent Holdings Ltd.	43,167	1,470,213
		5,549,705
Internet & Direct Marketing Retail – 6.9%
Alibaba Group Holding Ltd.*	11,863	1,687,868
Amazon.com, Inc.*	735	1,174,537

	Shares	Value
JD.com, Inc.*	70,989	$1,669,661
Overstock.com, Inc.*	71,171	1,431,961
		5,964,027
IT Services – 20.0%
Accenture PLC, Class A	10,528	1,659,423
Atos SE	10,211	876,742
Broadridge Financial Solutions, Inc.	11,457	1,339,782
Digital Garage, Inc.	58,120	1,588,766
Fujitsu Ltd.	25,629	1,558,338
GMO internet, Inc.	123,757	1,767,722
Infosys Ltd.	150,531	1,425,528
International Business Machines Corp.	13,386	1,545,146
Mastercard, Inc., Class A	7,289	1,440,817
NTT Data Corp.	102,956	1,328,288
Square, Inc., Class A*	20,356	1,495,148
Visa, Inc., Class A	8,682	1,196,814
		17,222,514
Semiconductors & Semiconductor Equipment – 11.0%
Advanced Micro Devices, Inc.*	55,961	1,019,050
Intel Corp.	40,306	1,889,545
Micron Technology, Inc.*	32,337	1,219,752
NVIDIA Corp.	6,411	1,351,631
Taiwan Semiconductor Manufacturing Co. Ltd.	32,837	1,251,090
Texas Instruments, Inc.	12,710	1,179,869
Xilinx, Inc.	18,377	1,568,844
		9,479,781
Software – 8.6%
Microsoft Corp.	16,678	1,781,377
Oracle Corp.	33,505	1,636,384
Red Hat, Inc.*	13,080	2,245,051
SAP SE	16,656	1,786,523
		7,449,335
Technology Hardware, Storage & Peripherals – 3.4%
Hewlett Packard Enterprise Co.	90,657	1,382,519
Samsung Electronics Co. Ltd.	1,635	1,525,455
		2,907,974
Total Common Stocks
(Cost $101,874,421)		85,715,312
Treasury Bill – 0.5%(b)
U.S. Treasury Bill, 12/27/2018
(Cost $449,504)	451,000	449,460
Money Markets and Cash Equivalents – 0.0%(c)
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 2.32%(d)
(Cost $37,594)	37,594	37,594
Total Investments – 99.8%
(Cost $102,361,519)		86,202,366
Other Assets in Excess of Liabilities – 0.2%		145,135
Net Assets – 100.0%		$86,347,501
*	Non-income producing securities.
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2018, the net value of these securities amounted to $1,286,443, which represents 1.5% of net assets.
(b)	The security was issued on a discount basis with no stated coupon rate.
(c)	Rounds to less than 0.1%.
(d)	Reflects the 7-day yield at October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     25

Schedule of Investments
Reality Shares NASDAQ NexGen Economy ETF
October 31, 2018

Fair Valuation Measurement

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$85,715,312	$—	$—	$85,715,312
Treasury Bill	—	449,460	—	449,460
Money Markets and Cash Equivalents	37,594	—	—	37,594
Total Assets	$85,752,906	$449,460	$—	$86,202,366
*	See the Schedule of Investments for breakout by security category.

During the year ended October 31, 2018, there were no transfers between Levels.

The Fund did not hold any level 3 securities for the year ended October 31, 2018.

Summary of Schedule of Investments

Industry	% of Net Assets
Automobiles	1.7%
Banks	10.3
Capital Markets	13.9
Communications Equipment	3.6
Consumer Finance	2.6
Electronic Equipment, Instruments & Components	1.6
Entertainment	1.7
Food & Staples Retailing	1.6
Industrial Conglomerates	2.7
Insurance	3.3
Interactive Media & Services	6.4
Internet & Direct Marketing Retail	6.9
IT Services	20.0
Semiconductors & Semiconductor Equipment	11.0
Software	8.6
Technology Hardware, Storage & Peripherals	3.4
Treasury Bill	0.5
Money Markets and Cash Equivalents	0.0 (a)
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Net Assets	100.0%
(a)	Rounds to less than 0.1%.

Summary of Schedule of Investments

Country / Region	% of Net Assets
United States	46.1%
China	15.2%
Japan	12.1%
Germany	6.9%
Canada	3.2%
Hong Kong	2.3%
Ireland	1.9%
Australia	1.9%
South Korea	1.8%
Britain	1.7%
India	1.7%
Taiwan	1.4%
Spain	1.4%
Netherlands	1.3%
France	1.0%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

26     Reality Shares ETF Trust

Schedule of Investments
Reality Shares NASDAQ NexGen Economy China ETF
October 31, 2018

	Shares	Value
Common Stocks – 99.0%
Air Freight & Logistics – 2.8%
Easysight Supply Chain Management Co. Ltd., Class A	45,200	$52,169
Auto Components – 3.2%
HyUnion Holding Co. Ltd., Class A	41,000	59,431
Banks – 19.6%
Agricultural Bank of China Ltd., Class A	85,000	47,163
Bank of China Ltd., Class A	94,500	50,402
BOC Hong Kong Holdings Ltd.	10,880	40,664
China CITIC Bank Corp. Ltd., Class A	53,400	45,325
China Construction Bank Corp., Class A	41,600	42,646
China Merchants Bank Co. Ltd., Class A	10,200	42,279
China Minsheng Banking Corp. Ltd., Class A	51,760	47,421
Industrial Bank Co. Ltd., Class A	21,200	48,998
		364,898
Chemicals – 2.4%
Transfar Zhilian Co. Ltd., Class A	35,500	44,434
Commercial Services & Supplies – 2.0%
Tungkong, Inc., Class A	21,000	36,823
Communications Equipment – 2.7%
ZTE Corp, Class H*	32,600	49,735
Consumer Finance – 1.6%
Chong Sing Holdings FinTech Group Ltd.*	680,364	30,810
Electronic Equipment, Instruments & Components – 1.8%
Julong Co. Ltd., Class A	33,600	33,433
Entertainment – 2.9%
NetEase, Inc.	259	53,833
Food Products – 2.3%
Heilongjiang Agriculture Co. Ltd., Class A	34,900	44,033
Household Durables – 4.5%
Leo Group Co. Ltd., Class A	190,100	44,972
Midea Group Co. Ltd., Class A	7,400	39,298
		84,270
Industrial Conglomerates – 2.0%
Fosun International Ltd.	25,564	37,305
Insurance – 5.4%
Ping An Insurance Group Co. of China Ltd., Class H	5,872	55,316
ZhongAn Online P&C Insurance Co. Ltd., Class H*,(a)	13,660	45,392
		100,708
Interactive Media & Services – 5.7%
Baidu, Inc.*	288	54,737
Tencent Holdings Ltd.	1,512	51,497
		106,234

	Shares	Value
Internet & Direct Marketing Retail – 6.5%
Alibaba Group Holding Ltd.*	427	$60,754
JD.com, Inc.*	2,554	60,070
		120,824
IT Services – 2.6%
DHC Software Co. Ltd., Class A	47,500	48,694
Real Estate Management & Development – 2.2%
Xinhu Zhongbao Co. Ltd., Class A	92,300	41,156
Software – 18.0%
Aisino Corp., Class A	15,300	51,551
Beijing Orient National Communication Science & Technology Co. Ltd., Class A*	25,000	39,679
Bluedon Information Security Technology Co. Ltd., Class A	51,600	38,175
Hundsun Technologies, Inc., Class A	8,500	56,949
Shanghai 2345 Network Holding Group Co. Ltd., Class A	84,500	48,097
Sinodata Co. Ltd., Class A*	21,800	41,664
YGSOFT, Inc., Class A	78,300	59,275
		335,390
Specialty Retail – 2.3%
Suning.com Co. Ltd., Class A	26,000	42,422
Technology Hardware, Storage & Peripherals – 5.8%
Feitian Technologies Co. Ltd., Class A	33,700	48,801
GRG Banking Equipment Co. Ltd., Class A	72,700	59,309
		108,110
Wireless Telecommunication Service – 2.7%
China United Network Communications Ltd., Class A	66,000	51,288
Total Common Stocks
(Cost $2,308,585)		1,846,000
Treasury Bill – 1.7%(b)
U.S. Treasury Bill, 01/10/2019
(Cost $30,872)	31,000	30,867
Money Markets and Cash Equivalents – 0.1%
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 2.32%(c)
(Cost $1,768)	1,768	1,768
Total Investments – 100.8%
(Cost $2,341,225)		1,878,635
Liabilities in Excess of Other Assets – (0.8)%		(14,817)
Net Assets – 100.0%		$1,863,818
*	Non-income producing securities.
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At October 31, 2018, the net value of these securities amounted to $45,392, which represents 2.4% of net assets.
(b)	The security was issued on a discount basis with no stated coupon rate.
(c)	Reflects the 7-day yield at October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     27

Schedule of Investments
Reality Shares NASDAQ NexGen Economy China ETF
October 31, 2018

Fair Valuation Measurement

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$1,846,000	$—	$—	$1,846,000
Treasury Bill	—	30,867	—	30,867
Money Markets and Cash Equivalents	1,768	—	—	1,768
Total Assets	$1,847,768	$30,867	$—	$1,878,635
*	See the Schedule of Investments for breakout by security category.

During the year ended October 31, 2018, there were no transfers between Levels.

The Fund did not hold any level 3 securities for the year ended October 31, 2018.

Summary of Schedule of Investments

Industry	% of Net Assets
Air Freight & Logistics	2.8%
Auto Components	3.2
Banks	19.6
Chemicals	2.4
Commercial Services & Supplies	2.0
Communications Equipment	2.7
Consumer Finance	1.6
Electronic Equipment, Instruments & Components	1.8
Entertainment	2.9
Food Products	2.3
Household Durables	4.5
Industrial Conglomerates	2.0
Insurance	5.4
Interactive Media & Services	5.7
Internet & Direct Marketing Retail	6.5
IT Services	2.6
Real Estate Management & Development	2.2
Software	18.0
Specialty Retail	2.3
Technology Hardware, Storage & Peripherals	5.8
Treasury Bill	1.7
Wireless Telecommunication Service	2.7
Money Markets and Cash Equivalents	0.1
Total Investments	100.8
Liabilities in Excess of Other Assets	(0.8)
Net Assets	100.0%

Summary of Schedule of Investments

Country / Region	% of Net Assets
China	95.2%
Hong Kong	3.8%
United States	1.8%
Total Investments	100.8%
Other Assets in Excess of Liabilities	-0.8%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

28     Reality Shares ETF Trust

Schedule of Investments
Reality Shares Fundstrat DQM Long ETF
October 31, 2018

	Shares	Value
Common Stocks – 97.3%
Aerospace & Defense – 3.9%
Boeing Co. (The)	76	$26,969
Harris Corp.	152	22,604
Lockheed Martin Corp.	76	22,333
Raytheon Co.	128	22,405
		94,311
Air Freight & Logistics – 0.9%
United Parcel Service, Inc., Class B	208	22,160
Banks – 2.9%
PNC Financial Services Group, Inc. (The)	176	22,614
U.S. Bancorp	480	25,090
Wells Fargo & Co.	432	22,995
		70,699
Biotechnology – 4.7%
AbbVie, Inc.	256	19,930
Alexion Pharmaceuticals, Inc.*	216	24,207
Amgen, Inc.	128	24,677
Biogen, Inc.*	72	21,908
Regeneron Pharmaceuticals, Inc.*	68	23,068
		113,790
Capital Markets – 3.7%
BlackRock, Inc.	52	21,394
Goldman Sachs Group, Inc. (The)	108	24,340
Northern Trust Corp.	232	21,824
State Street Corp.	304	20,900
		88,458
Chemicals – 1.8%
Air Products & Chemicals, Inc.	152	23,461
LyondellBasell Industries NV, Class A	228	20,354
		43,815
Communications Equipment – 2.1%
Cisco Systems, Inc.	572	26,169
Motorola Solutions, Inc.	208	25,492
		51,661
Consumer Finance – 3.0%
American Express Co.	248	25,477
Capital One Financial Corp.	256	22,861
Discover Financial Services	332	23,130
		71,468
Electric Utilities – 1.1%
Duke Energy Corp.	308	25,450
Electrical Equipment – 1.9%
Emerson Electric Co.	340	23,079
Rockwell Automation, Inc.	144	23,721
		46,800
Electronic Equipment Instruments & Components – 1.0%
Amphenol Corp., Class A	268	23,986
Entertainment – 1.0%
Walt Disney Co. (The)	220	25,263
Equity Real Estate Investment – 4.0%
Crown Castle International Corp.	224	24,358
Extra Space Storage, Inc.	268	24,136

	Shares	Value
Invitation Homes, Inc.	1,108	$24,243
Prologis, Inc.	388	25,014
		97,751
Health Care Equipment & Supplies – 1.0%
Intuitive Surgical, Inc.*	48	25,017
Health Care Providers & Services – 4.2%
Aetna, Inc.	128	25,396
Cigna Corp.	136	29,078
Humana, Inc.	76	24,351
WellCare Health Plans, Inc.*	84	23,183
		102,008
Hotels, Restaurants & Leisure – 1.9%
Carnival Corp.	424	23,761
Vail Resorts, Inc.	84	21,111
		44,872
Household Products – 2.0%
Colgate-Palmolive Co.	380	22,629
Procter & Gamble Co. (The)	304	26,959
		49,588
Industrial Conglomerates – 3.0%
3M Co.	124	23,592
Honeywell International, Inc.	172	24,909
Roper Technologies, Inc.	84	23,764
		72,265
Insurance – 4.0%
Cincinnati Financial Corp.	336	26,423
Markel Corp.*	20	21,865
Prudential Financial, Inc.	260	24,383
Travelers Cos., Inc. (The)	196	24,525
		97,196
Interactive Media & Services – 0.9%
Alphabet, Inc., Class C*	20	21,535
IT Services – 4.9%
Accenture PLC, Class A	156	24,589
Automatic Data Processing, Inc.	176	25,358
International Business Machines Corp.	172	19,854
Mastercard, Inc., Class A	124	24,511
Visa, Inc., Class A	180	24,813
		119,125
Life Sciences Tools & Services – 1.0%
Illumina, Inc.*	76	23,647
Machinery – 5.7%
Caterpillar, Inc.	188	22,808
Cummins, Inc.	180	24,604
Deere & Co.	184	24,921
IDEX Corp.	164	20,798
Illinois Tool Works, Inc.	180	22,963
Stanley Black & Decker, Inc.	180	20,974
		137,068
Metals & Mining – 1.0%
Nucor Corp.	412	24,357
Oil, Gas & Consumable Fuels – 8.7%
Chevron Corp.	212	23,670
ConocoPhillips	372	26,003

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     29

Schedule of Investments
Reality Shares Fundstrat DQM Long ETF
October 31, 2018

	Shares	Value
EOG Resources, Inc.	216	$22,753
Exxon Mobil Corp.	328	26,135
HollyFrontier Corp.	372	25,088
Occidental Petroleum Corp.	328	21,999
Phillips 66	216	22,209
Pioneer Natural Resources Co.	144	21,207
Valero Energy Corp.	224	20,404
		209,468
Pharmaceuticals – 5.3%
Bristol-Myers Squibb Co.	416	21,025
Eli Lilly & Co.	244	26,459
Johnson & Johnson	192	26,878
Merck & Co., Inc.	372	27,383
Pfizer, Inc.	612	26,353
		128,098
Road & Rail – 1.0%
Norfolk Southern Corp.	144	24,167
Semiconductors & Semiconductor Equipment – 6.5%
KLA-Tencor Corp.	220	20,139
Lam Research Corp.	144	20,409
Maxim Integrated Products, Inc.	416	20,808
NVIDIA Corp.	96	20,240
QUALCOMM, Inc.	384	24,150
Texas Instruments, Inc.	228	21,165
Xilinx, Inc.	356	30,392
		157,303
Software – 4.1%
Adobe, Inc.*	100	24,576
Autodesk, Inc.*	192	24,816
Intuit, Inc.	120	25,320
Microsoft Corp.	232	24,780
		99,492

	Shares	Value
Specialty Retail – 7.1%
AutoZone, Inc.*	32	$23,471
Home Depot, Inc. (The)	128	22,513
Lowe’s Cos., Inc.	260	24,757
O’Reilly Automotive, Inc.*	76	24,377
Ross Stores, Inc.	276	27,324
Tiffany & Co.	200	22,260
TJX Cos., Inc. (The)	252	27,690
		172,392
Tobacco – 2.2%
Altria Group, Inc.	416	27,057
Philip Morris International, Inc.	300	26,421
		53,478
Trading Companies & Distributors – 0.8%
W.W. Grainger, Inc.	68	19,310
Total Common Stocks
(Cost $2,355,998)		2,355,998
Total Investments – 97.3%
(Cost $2,355,998)		2,355,998
Other Assets in Excess of Liabilities – 2.7%		65,030
Net Assets – 100.0%		$2,421,028
*	Non-income producing securities.

Fair Valuation Measurement

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2018.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$2,355,998	$—	$—	$2,355,998
Total Assets	$2,355,998	$—	$—	$2,355,998
*	See the Schedule of Investments for breakout by security category.

During the period ended October 31, 2018, there were no transfers between Levels.

The Fund did not hold any level 3 securities for the period ended October 31, 2018.

The accompanying notes are an integral part of these financial statements.

30     Reality Shares ETF Trust

Schedule of Investments
Reality Shares Fundstrat DQM Long ETF
October 31, 2018

Summary of Schedule of Investments

Industry	% of Net Assets
Aerospace & Defense	3.9%
Air Freight & Logistics	0.9
Banks	2.9
Biotechnology	4.7
Capital Markets	3.7
Chemicals	1.8
Communications Equipment	2.1
Consumer Finance	3.0
Electric Utilities	1.1
Electrical Equipment	1.9
Electronic Equipment Instruments & Components	1.0
Entertainment	1.0
Equity Real Estate Investment	4.0
Health Care Equipment & Supplies	1.0
Health Care Providers & Services	4.2
Hotels, Restaurants & Leisure	1.9
Household Products	2.0
Industrial Conglomerates	3.0
Insurance	4.0
Interactive Media & Services	0.9
IT Services	4.9
Life Sciences Tools & Services	1.0
Machinery	5.7
Metals & Mining	1.0
Oil, Gas & Consumable Fuels	8.7
Pharmaceuticals	5.3
Road & Rail	1.0
Semiconductors & Semiconductor Equipment	6.5
Software	4.1
Specialty Retail	7.1
Tobacco	2.2
Trading Companies & Distributors	0.8
Total Investments	97.3
Other Assets in Excess of Liabilities	2.7
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     31

Statements of Assets and Liabilities
October 31, 2018

	Reality Shares DIVS ETF		Reality Shares DIVCON Leaders Dividend ETF	Reality Shares DIVCON Dividend Defender ETF	Reality Shares DIVCON Dividend Guard ETF
Assets:
Investments, at value	$75,348,924	#	$45,244,855	$5,524,477	$5,869,368
Cash held at broker for securities sold short	—		—	1,429,801	—
Proceeds receivable from securities sold short	—		—	—	5,773,390	##
Receivables
Dividend receivable	—		25,230	1,687	6,675
Capital stock received	—		793,983	—	—
Securities sold receivable	—		—	—	5,516,984
Interest receivable	180		7	2	2
Unrealized appreciation on swaps (Note 7)	4,033,770		—	—	—
Total Assets	79,382,874		46,064,075	6,955,967	17,166,419
Liabilities:
Due to custodian	306		2	164,062	—
Securities sold short, at value	—		—	1,278,787	5,795,765
Payables
Capital stock payable	3,315,688		—	—	—
Investment securities purchased	—		790,497	—	—
Interest Payable	1,623		—	—	—
Advisory fees (Note 4)	57,768		16,567	4,211	8,869
Due to broker for swaps	1,370,000		—	—	—
Unrealized depreciation on swaps (Note 7)	480,383		—	—	—
Swap payable	116,426		—	—	—
Total Liabilities	5,342,194		807,066	1,447,060	5,804,634
Net Assets	$74,040,680		$45,257,009	$5,508,907	$11,361,785
Net Assets Consist of:
Paid-in capital	$69,575,218		$45,656,376	$5,630,615	$12,492,663
Total distributable earnings (loss)	4,465,462		(399,367)	(121,708)	(1,130,878)
Net Assets	$74,040,680		$45,257,009	$5,508,907	$11,361,785
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	2,779,348		1,425,000	200,000	475,000
Net asset value (offering price and redemption price) per share	$26.64		$31.76	$27.54	$23.92
Investments, at cost	$75,372,676		$45,695,024	$5,559,708	$6,144,756
Securities sold short, proceeds	$—		$—	$1,393,314	$5,773,438
#	Includes cash pledged to broker as collateral for swap.
##	Held as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

32     Reality Shares ETF Trust

Statements of Assets and Liabilities
October 31, 2018

	Reality Shares NASDAQ NexGen Economy ETF	Reality Shares NASDAQ NexGen Economy China ETF	Reality Shares Fundstrat DQM Long ETF
Assets:
Investments, at value	$86,202,366	$1,878,635	$2,355,998
Cash	—	—	24
Receivables
Dividend receivable	135,917	—	—
Capital stock received	—	—	2,421,004
Interest receivable	1,040	17	—
Reclaims receivable	61,905	—	—
Total Assets	86,401,228	1,878,652	4,777,026
Liabilities:
Due to custodian	6	—	—
Payables
Investment securities purchased	—	—	2,355,998
Advisory fees (Note 4)	53,721	1,232	—
Trustee and CCO fees	—	13,602	—
Total Liabilities	53,727	14,834	2,355,998
Net Assets	$86,347,501	$1,863,818	$2,421,028
Net Assets Consist of:
Paid-in capital	$106,035,375	$2,400,024	$2,421,028
Total distributable earnings (loss)	(19,687,874)	(536,206)	—
Net Assets	$86,347,501	$1,863,818	$2,421,028
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	4,075,001	100,001	100,001
Net asset value (offering price and redemption price) per share	$21.19	$18.64	$24.21
Investments, at cost	$102,361,519	$2,341,225	$2,355,998

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     33

Statements of Operations
Year Ended October 31, 2018

	Reality Shares DIVS ETF	Reality Shares DIVCON Leaders Dividend ETF	Reality Shares DIVCON Dividend Defender ETF	Reality Shares DIVCON Dividend Guard ETF
Investment Income:
Dividend Income	$—	$690,042	$69,568	$70,907
Interest income	1,125,749	2,447	22,176	22,772
Foreign withholding tax	—	(468)	(103)	(51)
Total Income	1,125,749	692,021	91,641	93,628
Expenses:
Advisory fees (Note 4)	599,087	184,354	47,764	47,852
Dividends on securities sold short	—	—	20,268	24,520
Total Expenses	599,087	184,354	68,032	72,372
Net Investment income	526,662	507,667	23,609	21,256
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(421)	(3,397)	(269)	(568,337)
Securities sold short	—	—	(132,835)	45,077
Swaps	433,787	—	—	—
In-kind redemptions	—	3,697,725	554,015	413,213
Net realized gain (loss)	433,366	3,694,328	420,911	(110,047)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(18,592)	(2,292,492)	(392,300)	(450,982)
Securities sold short	—	—	184,274	(22,327)
Swaps	604,659	—	—	—
Net change in unrealized appreciation (depreciation)	586,067	(2,292,492)	(208,026)	(473,309)
Net realized and unrealized gain (loss) on investments, swaps and securities sold short	1,019,433	1,401,836	212,885	(583,356)
Increase (Decrease) in net assets resulting from operations	$1,546,095	$1,909,503	$236,494	$(562,100)

The accompanying notes are an integral part of these financial statements.

34     Reality Shares ETF Trust

Statements of Operations
Period Ended October 31, 2018

	Reality Shares NASDAQ NexGen Economy ETF(1)	Reality Shares NASDAQ NexGen Economy China ETF(2)	Reality Shares Fundstrat DQM Long ETF(3)
Investment Income:
Dividend Income	$1,721,922	$16,772	$—
Interest income	5,619	290	—
Foreign withholding tax	(135,253)	(1,610)	—
Total Income	1,592,288	15,452	—
Expenses:
Advisory fees (Note 4)	593,433	5,802	—
Trustee and CCO fees	—	13,602	—
Total Expenses	593,433	19,404	—
Net Investment income (loss)	998,855	(3,952)	—
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,179,132)	(62,438)	—
In-kind redemptions	6,408,821	—	—
Foreign currency transactions	(19,641)	(7,226)	—
Net realized gain (loss)	1,210,048	(69,664)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(16,159,153)	(462,590)	—
Foreign currency translations	(2,287)	—	—
Net change in unrealized depreciation	(16,161,440)	(462,590)	—
Net realized and unrealized loss on investments, swaps and securities sold short	(14,951,392)	(532,254)	—
Decrease in net assets resulting from operations	$(13,952,537)	$(536,206)	$—
(1)	Commencement of operations was January 17, 2018.
(2)	Commencement of operations was June 20, 2018.
(3)	Commencement of operations was October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     35

Statements of Changes in Net Assets

	Reality Shares DIVS ETF		Reality Shares DIVCON Leaders Dividend ETF
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$526,662	$(44,472)	$507,667	$131,569
Net realized gain	433,366	486,106	3,694,328	268,983
Net change in unrealized appreciation (depreciation)	586,067	2,193,831	(2,292,492)	1,863,199
Net increase in net assets resulting from operations	1,546,095	2,635,465	1,909,503	2,263,751
Distributions to Shareholders:	(486,125)	—	(503,239)	(111,542	)*
Shareholder Transactions:
Proceeds from shares sold	30,160,125	23,889,703	51,752,967	27,292,866
Cost of shares redeemed	(10,695,212)	(5,141,828)	(37,131,640)	(4,479,357)
Net increase in net assets resulting from shareholder transactions	19,464,913	18,747,875	14,621,327	22,813,509
Increase in net assets	20,524,883	21,383,340	16,027,591	24,965,718
Net Assets:
Beginning of year	53,515,797	32,132,457	29,229,418	4,263,700
End of year	$74,040,680	$53,515,797 **	$45,257,009	$29,229,418	**
Changes in Shares Outstanding:
Shares outstanding, beginning of year	2,054,348	1,329,348	975,000	175,000
Shares sold	1,125,000	925,000	1,625,000	975,000
Shares redeemed	(400,000)	(200,000)	(1,175,000)	(175,000)
Shares outstanding, end of year	2,779,348	2,054,348	1,425,000	975,000
*	Distributions from net investment income
**	Undistributed (accumulated) net investment income (loss) of ($24,182) and $20,248, respectively.

The accompanying notes are an integral part of these financial statements.

36     Reality Shares ETF Trust

Statements of Changes in Net Assets

	Reality Shares DIVCON Dividend Defender ETF		Reality Shares DIVCON Dividend Guard ETF
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$23,609	$2,784	$21,256	$1,513
Net realized gain (loss)	420,911	(41,533)	(110,047)	203,008
Net change in unrealized appreciation (depreciation)	(208,026)	416,111	(473,309)	130,696
Net increase (decrease) in net assets resulting from operations	236,494	377,362	(562,100)	335,217
Distributions to Shareholders:	(15,899)	—	(16,462)	—
Shareholder Transactions:
Proceeds from shares sold	6,108,302	1,289,438	13,910,197	586,130
Cost of shares redeemed	(4,732,035)	(559,479)	(4,305,396)	(1,114,126)
Net increase (decrease) in net assets resulting from shareholder transactions	1,376,267	729,959	9,604,801	(527,996)
Increase (Decrease) in net assets	1,596,862	1,107,321	9,026,239	(192,779)
Net Assets:
Beginning of year	3,912,045	2,804,724	2,335,546	2,528,325
End of year	$5,508,907	$3,912,045 **	$11,361,785	$2,335,546 **
Changes in Shares Outstanding:
Shares outstanding, beginning of year	150,000	125,000	100,000	125,000
Shares sold	225,000	50,000	550,000	25,000
Shares redeemed	(175,000)	(25,000)	(175,000)	(50,000)
Shares outstanding, end of year	200,000	150,000	475,000	100,000
**	Undistributed (accumulated) net investment income (loss) of $— and $1,318, respectively.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     37

Statements of Changes in Net Assets

	Reality Shares NASDAQ NexGen Economy ETF	Reality Shares NASDAQ NexGen Economy China ETF	Reality Shares Fundstrat DQM Long ETF
	For the Period January 17, 2018* to October 31, 2018	For the Period June 20, 2018* to October 31, 2018	For the Period October 31, 2018* to October 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$998,855	$(3,952)	$—
Net realized gain (loss)	1,210,048	(69,664)	—
Net change in unrealized depreciation	(16,161,440)	(462,590)	—
Net decrease in net assets resulting from operations	(13,952,537)	(536,206)	—
Distributions to Shareholders:	(802,580)	—	—
Shareholder Transactions:
Proceeds from shares sold	157,904,493	2,400,024	2,421,028
Cost of shares redeemed	(56,801,875)	—	—
Net increase in net assets resulting from shareholder transactions	101,102,618	2,400,024	2,421,028
Increase in net assets	86,347,501	1,863,818	2,421,028
Net Assets:
Beginning of period	—	—	—
End of period	$86,347,501	$1,863,818	$2,421,028
Changes in Shares Outstanding:
Shares outstanding, beginning of period	—	—	—
Shares sold	6,525,001	100,001	100,001
Shares redeemed	(2,450,000)	—	—
Shares outstanding, end of period	4,075,001	100,001	100,001
*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

38     Reality Shares ETF Trust

Financial Highlights
Reality Shares DIVS ETF
For a share outstanding throughout each year/period presented.

	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		For the Period December 18, 2014(1) to October 31, 2015
Per Share Operational Performance:
Net asset value, beginning of year/period	$26.05		$24.17		$23.96		$23.00
Investment operations:
Net investment income (loss)(2)	0.20		(0.02)		(0.12)		(0.17)
Net realized and unrealized gain (loss)	0.61		1.90		0.79		1.13
Total from investment operations	0.81		1.88		0.67		0.96
Distributions to Shareholders from:
Realized gains	(0.22)		—		(0.46)		—
Net asset value, end of year/period	$26.64		$26.05		$24.17		$23.96
Total Return at Net Asset Value	3.12%		7.77%		2.88%		4.17	%(3)
Net assets, end of year/period (000's)	$74,041		$53,516		$32,132		$30,053
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.85%		0.85%		0.85%		0.85	%(4)
Net investment income (loss)	0.75%		(0.09)%		(0.51)%		(0.82	)%(4)
Portfolio turnover rate(5)	0.00	%(6)	0.00	%(6)	0.00	%(6)	1,475.00	%(3)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate excludes securities received or delivered in-kind.
(6)	The Fund did not purchase or hold any long-term securities in the current year. Dividend Swaps are not included in the calculation of the portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     39

Financial Highlights
Reality Shares DIVCON Leaders Dividend ETF
For a share outstanding throughout each year/period presented.

	Year Ended October 31, 2018	Year Ended October 31, 2017	For the Period January 6, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of year/period	$29.98	$24.36	$24.06
Investment operations:
Net investment income (loss)(2)	0.39	0.33	0.24
Net realized and unrealized gain (loss)	1.77	5.57	0.33
Total from investment operations	2.16	5.90	0.57
Distributions to Shareholders from:
Net investment income	(0.36)	(0.28)	(0.27)
Realized gains	(0.02)	—	—
Total distributions	(0.38)	(0.28)	(0.27)
Net asset value, end of year/period	$31.76	$29.98	$24.36
Total Return at Net Asset Value	7.19%	24.29%	2.38	%(3)
Net assets, end of year/period (000's)	$45,257	$29,229	$4,264
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.43%	0.43%	0.43	%(4)
Net investment income (loss)	1.18%	1.18%	1.19	%(4)
Portfolio turnover rate(5)	0.26%	3.35%	3.38	%(3)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

40     Reality Shares ETF Trust

Financial Highlights
Reality Shares DIVCON Dividend Defender ETF
For a share outstanding throughout each year/period presented.

	Year Ended October 31, 2018		Year Ended October 31, 2017		For the Period January 14, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of year/period	$26.08		$22.44		$23.55
Investment operations:
Net investment income (loss)(2)	0.12		0.03		(0.04)
Net realized and unrealized gain (loss)	1.41		3.61		(1.07)
Total from investment operations	1.53		3.64		(1.11)
Distributions to Shareholders from:
Net investment income	(0.07)		—		—
Net asset value, end of year/period	$27.54		$26.08		$22.44
Total Return at Net Asset Value	5.89%		16.23%		(4.72	)%(3)
Net assets, end of year/period (000's)	$5,509		$3,912		$2,805
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	1.21	%(4)	1.38	%(5)	1.54	%(6)(7)
Net investment income (loss)	0.42%		0.11%		(0.19	)%(6)
Portfolio turnover rate(8)	36.94%		69.11%		4.18	%(3)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Not annualized.
(4)	Includes expenses and rebates associated with short sale transactions of (0.30)% and dividend expense of 0.66%.
(5)	Includes dividend expense on short sales of 0.53%.
(6)	Annualized.
(7)	Includes expenses associated with short sale transactions of 0.06% and dividend expense of 0.63%.
(8)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     41

Financial Highlights
Reality Shares DIVCON Dividend Guard ETF
For a share outstanding throughout each year/period presented.

	Year Ended October 31, 2018		Year Ended October 31, 2017		For the Period January 14, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of year/period	$23.36		$20.23		$23.71
Investment operations:
Net investment income (loss)(2)	0.09		0.01		(0.00	)(3)
Net realized and unrealized gain (loss)	0.62	(4)	3.12		(3.47)
Total from investment operations	0.71		3.13		(3.47)
Distributions to Shareholders from:
Net investment income	(0.15)		—		(0.01)
Net asset value, end of year/period	$23.92		$23.36		$20.23
Total Return at Net Asset Value	3.03%		15.47%		(14.66	)%(5)
Net assets, end of year/period (000's)	$11,362		$2,336		$2,528
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	1.29	%(6)	1.41	%(7)	1.43	%(8)(9)
Net investment income (loss)	0.38%		0.06%		(0.01	)%(8)
Portfolio turnover rate(10)	309.32%		267.04%		64.92	%(5)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Amount represents less than $0.005.
(4)	The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and purchases of the Fund's shares.
(5)	Not annualized.
(6)	Includes expenses and rebates associated with short sale transactions of (0.27)% and dividend expense of 0.71%.
(7)	Includes dividend expense on short sales of 0.56%.
(8)	Annualized.
(9)	Includes expenses associated with short sale transactions of 0.07% and dividend expense of 0.51%.
(10)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

42     Reality Shares ETF Trust

Financial Highlights
Reality Shares NASDAQ NexGen Economy ETF
For a share outstanding throughout the period presented.

	For the Period January 17, 2018(1) to October 31, 2018
Per Share Operational Performance:
Net asset value, beginning of year/period	$24.00
Investment operations:
Net investment income (loss)(2)	0.21
Net realized and unrealized gain (loss)	(2.86)
Total from investment operations	(2.65)
Distributions to Shareholders from:
Net investment income	(0.16)
Net asset value, end of year/period	$21.19
Total Return at Net Asset Value	(11.09	)%(3)
Net assets, end of year/period (000's)	$86,348
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.68	%(4)
Net investment income (loss)	1.14	%(4)
Portfolio turnover rate(5)	31.18	%(3)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     43

Financial Highlights
Reality Shares NASDAQ NexGen Economy China ETF
For a share outstanding throughout the period presented.

	For the Period June 20, 2018(1) to October 31, 2018
Per Share Operational Performance:
Net asset value, beginning of year/period	$24.00
Investment operations:
Net investment income (loss)(2)	(0.04)
Net realized and unrealized gain (loss)	(5.32)
Total from investment operations	(5.36)
Net asset value, end of year/period	$18.64
Total Return at Net Asset Value	(22.34	)%(3)
Net assets, end of year/period (000's)	$1,864
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	2.51	%(4)
Net investment income (loss)	(0.51	)%(4)
Portfolio turnover rate(5)	36.48	%(3)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

44     Reality Shares ETF Trust

Financial Highlights
Reality Shares Fundstrat DQM Long ETF
For a share outstanding throughout each year/period presented.

	For the Period October 31, 2018(1) to October 31, 2018
Per Share Operational Performance:
Net asset value, beginning of year/period	$24.21
Investment operations:
Net investment income (loss)(2)	—
Net realized and unrealized gain (loss)	—
Total from investment operations	—
Net asset value, end of year/period	$24.21
Total Return at Net Asset Value	0.00	%(3)
Net assets, end of year/period (000's)	$2,421
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.00	%(4)
Net investment income (loss)	—
Portfolio turnover rate(5)	0.00	%(3)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     45

Notes to Financial Statements
October 31, 2018

1. ORGANIZATION

The Reality Shares ETF Trust (the “Trust”) was organized as a Delaware statutory trust on March 26, 2013 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). At the fiscal year ended October 31, 2018, the Trust offered 7 investment funds (each a “Fund”, and collectively the “Funds”), with each Fund being classified at fiscal year-end as non-diversified under the 1940 Act. Please see each Fund’s prospectus for investment objective information.

Fund	Commencement of Operations Date
Reality Shares DIVS ETF	December 18, 2014
Reality Shares DIVCON Leaders Dividend ETF	January 6, 2016
Reality Shares DIVCON Dividend Defender ETF	January 14, 2016
Reality Shares DIVCON Dividend Guard ETF	January 14, 2016
Reality Shares NASDAQ NexGen Economy ETF	January 17, 2018
Reality Shares NASDAQ NexGen Economy China ETF	June 20, 2018
Reality Shares Fundstrat DQM Long ETF	October 31, 2018

The shares of Reality Shares DIVS ETF and Reality Shares Fundstrat DQM Long ETF are listed and traded on the New York Stock Exchange (“NYSE”) Arca, Inc. and other secondary markets. The shares of Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF are listed and traded on the Cboe BZX Exchange and other secondary markets. The shares of Reality Shares NASDAQ NexGen Economy ETF and Reality Shares NASDAQ NexGen Economy China ETF are listed and traded on the NASDAQ Stock Market and other secondary markets. The market price of each Fund may be below, at, or above their net asset value (“NAV”). The Funds are considered Investment Companies under U.S. generally accepted accounting principals (“U.S. GAAP”) and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

2. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in conformity with U.S. GAAP, which require management to make certain estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in its preparation of its financial statements:

Investment Transactions and Investment Income:  Investment transactions are recorded on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates. Interest income, including accretion of discounts and amortization of premiums over the lives of the respective securities, is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Foreign Taxes:  The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invests.

Credit and Counter Party Exposure:  The Reality Shares DIVS ETF has investments in swap contracts which are detailed in the Fund’s Schedule of Investments. Such swap contracts disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a swap contract may cause it to default on its obligations. The Fund’s credit and counterparty exposure with respect to these swap contracts is generally represented by their value recorded in the Fund’s Statements of Assets and Liabilities. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

Distributions:  Distributions to shareholders from investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

46     Reality Shares ETF Trust

Notes to Financial Statements (continued)

Due from broker:  Due from broker represents deposits with a broker or the custodian used as collateral pledged to a broker for short sales or swap contracts. As of the fiscal year-end October 31, 2018, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF had amounts due from one broker; and Reality Shares DIVS ETF had amounts due from three brokers.

Due to broker:  Due to broker represents collateral received from a broker for swap contracts. As of the fiscal year-end October 31, 2018, Reality Shares DIVS ETF has amounts due to two brokers.

Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close.
(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statements of Operations. For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rates.

Short Sales:   A Fund may sell securities it does not own as a hedge against long positions and/or in anticipation of a decline in the market value of a security. If a Fund makes a short sale, it borrows the security sold short and delivers it to the broker through which it made the short sale. A Fund may have to pay a fee to borrow a particular security and may be obligated to remit any interest or dividends received on such borrowed security. Dividends declared on short positions open, if any, are recorded on the ex-date as an expense. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. A Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. During the year ended October 31, 2018, the Reality Shares DIVCON Dividend Defender ETF and the Reality Shares DIVCON Dividend Guard ETF engaged in short sale activity.

A Fund is required to pledge cash and/or securities to a broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with a broker as collateral for securities sold short is recorded as the asset “Cash held at broker for securities sold short” on the Statements of Assets and Liabilities, if any and securities segregated as collateral (if any) are denoted in the Schedules of Investments. A Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security and is shown on the Statements of Operations, if any. Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime broker and custodian. Each Fund is subject to credit risk should the prime broker or custodian be unable to meet its obligations to the Funds.

Swaps:   Changes in the underlying value of the swap contracts are recorded as unrealized appreciation or depreciation on swaps (see Note 7).

3. SECURITIES VALUATION

Investment Valuation:  The NAV per share is computed as of the scheduled close of regular trading on the NYSE, ordinarily 4:00 p.m. eastern time, on each day during which the NYSE is open for trading. For purposes of calculating NAV, portfolio investments generally are valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market-maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, or a major market-maker (or dealer) or (iii) based on amortized cost, which typically approximates fair value, if it can reasonably be concluded at the time of each such valuation that the amortized cost value of the security is approximately the same as the security’s value determined in accordance with market-based factors.

Reality Shares ETF Trust     47

Notes to Financial Statements (continued)

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in Money Markets and Cash Equivalents are valued at their closing NAV per share each business day.

Non-exchange-traded swaps are normally valued on the basis of quotations supplied by major market-makers or swap dealers, or derived from quotations or an equivalent indication of value supplied for similar representative securities or instruments traded on an exchange. Such non-exchange-traded swaps follow defined valuation procedures as approved by the Board of Trustees and amended from time to time.

Under supervision of the Board of Trustees, Reality Shares Advisors, LLC (the “Advisor”) formed a Fair Value Pricing Committee (the “Committee”) to perform certain functions as they relate to the administration and oversight of the Trust’s valuation procedures. Under these procedures, the Committee convenes on a periodic and ad-hoc basis to review pricing of such securities and instruments, and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, the Trust’s investments will be fair valued in accordance with its pricing policy and procedures. Securities that are valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.”

When fair-value pricing is employed, the prices of securities used by the Funds to calculate NAV may differ from quoted or published prices for the same securities.

Fair Valuation Measurement:  The Financial Accounting Standards Board established a framework for measuring fair value in accordance with GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of a fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices by securities dealers or third-party valuation sources as approved by the Board of Trustees, or quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at October 31, 2018 is disclosed at the end of each Fund’s Schedule of Investments.

4. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Fee:   Under an Advisory Agreement and subject to the supervision of the Board of Trustees, the Advisor is responsible for managing the investment activities of the Trust and the Trust’s business affairs and other administrative matters. For its services, the Funds pay the Advisor an advisory fee, based on the average daily net assets of each Fund at the following annual rates:

Fund	Advisory Fee
Reality Shares DIVS ETF	0.85%
Reality Shares DIVCON Leaders Dividend ETF	0.43%
Reality Shares DIVCON Dividend Defender ETF	0.85%
Reality Shares DIVCON Dividend Guard ETF	0.85%

48     Reality Shares ETF Trust

Notes to Financial Statements (continued)

Fund	Advisory Fee
Reality Shares NASDAQ NexGen Economy ETF	0.68%
Reality Shares NASDAQ NexGen Economy China ETF	0.75%
Reality Shares Fundstrat DQM Long ETF	0.68%

Such fees are accrued daily and paid monthly. The advisory fee is a unitary fee, whereby the Advisor has agreed to pay substantially all expenses of the Funds excluding (i) brokerage expenses and other fees, or expenses incurred in connection with the execution of portfolio securities transactions or in connection with creation and redemption transactions (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (iv) acquired fund fees and expenses; (v) distribution fees and expenses, if any, paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (vii) dividends and expenses associated with securities sold short, subject to any expense limitation agreements; (viii) borrowing costs; and (ix) for the Reality Shares NexGen Economy China ETF and the Reality Shares Fundstrat DQM Long ETF compensation and expenses of the Trustees who are not interested persons of the Trust or the Adviser (including any such Trustee’s counsel fees) and compensation and expenses of the Trust’s chief compliance officer. This report does not reflect any income or expenses for Reality Shares Fundstrat DQM Long ETF as the fund commenced investment operations on 11/1/2018.

Expenses Associated with Securities Sold Short:  Effective March 10, 2016, the Trust and the Advisor have entered into a written fee waiver and expense reimbursement agreement pursuant to which the Advisor has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep aggregate interest expenses on securities sold short from exceeding 0.10% of the average daily net assets of the Reality Shares DIVCON Dividend Defender and Reality Shares DIVCON Dividend Guard Funds until February 28, 2019 (the “Expense Limitation”), unless renewed. The Advisor may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ expenses associated with short sales transactions are above the Expense Limitation. This agreement may be terminated: (i) by the Trust for any reason at any time, or (ii) by the Advisor, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019, or at such earlier time provided that such termination is approved by majority vote of the Trustees and the Independent Trustees voting separately, or (iii) by either party, if the Advisory Agreement is terminated for any reason, effective upon the effective date of the termination of the Advisory Agreement. As of October 31, 2018 there were no fees waived and no outstanding waivers of borrowing fees on securities sold short.

Distribution and Service Fees:  ALPS Distributors, Inc. (the “Distributor”) serves as the Trust’s Distributor. The Distributor will not distribute shares in less than Creation Units, as defined in Note 5, and does not maintain a secondary market in shares. The shares are expected to be traded in the secondary market.

No distribution fees are currently paid by the Trust and there are no current plans to impose a fee.

Administrator, Custodian, Accounting Agent and Transfer Agent Services:  The Bank of New York Mellon (in each capacity, the “Administrator”, “Custodian,” “Accounting Agent” or “Transfer Agent”) serves as the Trust’s Administrator, Custodian, Accounting Agent and Transfer Agent pursuant to the Fund Administration and Accounting Agreement, Transfer Agency and Services Agreement, and Custody Agreement respectively. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Chief Compliance Officer:  ALPS Fund Services, Inc., which is a related entity to the Distributor, serves as the funds CCO pursuant to a CCO agreement and receives a fee for those services paid by the Advisor, except for Reality Shares NASDAQ NexGen Economy China ETF and Reality Shares Fundstrat DQM Long ETF.

Certain Officers of the Funds are also officers of the Advisor and ALPS Fund Services, Inc.

5. CREATION AND REDEMPTION TRANSACTIONS

Each Fund issues and redeems shares at NAV only in aggregated lots of 25,000 shares or more (each, a “Creation Unit”). Because non-exchange traded swaps and securities sold short (there are other certain restricted securities that cannot be transacted in-kind where a broker is restricted in the security) are not currently eligible for in-kind transfers, they will be substituted with cash in the purchase or redemption of Creation Units of each Fund. A Fund will not accept (or offer) swaps or securities sold short in the creation or redemption of its shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities.

A fixed transaction fee of $500 (the fee for Reality Shares NASDAQ NexGen Economy China ETF is $1,000); for standard settlement is imposed for each Fund, for each creation or redemption transaction. The fee is imposed for the transfer and other transaction costs associated with the creation or redemption of Creation Units, as applicable. In addition to the fixed transaction fee, the Funds may charge an additional variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

Reality Shares ETF Trust     49

Notes to Financial Statements (continued)

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a “Participant Agreement” with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

6. PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the fiscal year/period ended October 31, 2018 were as follows:

Fund	Purchases	Sales
Reality Shares DIVS ETF	$—	$—
Reality Shares DIVCON Leaders Dividend ETF	19,415,285	108,084
Reality Shares DIVCON Dividend Defender ETF	3,421,142	2,079,896
Reality Shares DIVCON Dividend Guard ETF	15,044,599	19,791,231
Reality Shares NASDAQ NexGen Economy ETF	43,963,723	31,639,464
Reality Shares NASDAQ NexGen Economy China ETF	2,186,734	679,449
Reality Shares Fundstrat DQM Long ETF	—	—

For the fiscal year/period ended October 31, 2018, the cost of in-kind purchases and the proceeds from in-kind redemptions were as follows:

Fund	Purchases	Sales
Reality Shares DIVS ETF	$—	$—
Reality Shares DIVCON Leaders Dividend ETF	51,412,381	56,132,433
Reality Shares DIVCON Dividend Defender ETF	4,755,538	5,691,712
Reality Shares DIVCON Dividend Guard ETF	8,451,738	5,393,608
Reality Shares NASDAQ NexGen Economy ETF	153,398,958	65,079,565
Reality Shares NASDAQ NexGen Economy China ETF	863,702	—
Reality Shares Fundstrat DQM Long ETF	2,355,998	—

7. DERIVATIVE INSTRUMENTS

Swaps:  A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the notional positions held by each swap counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for some swaps. Therefore, some swaps are subject to credit risk or the risk of default or non-performance by the counterparty. During the fiscal year ended October 31, 2018, only the Reality Shares DIVS ETF (“DIVY Fund”) engaged in swap transactions. The swap contracts are marked to market daily.

When the DIVY Fund has an unrealized loss on a swap agreement, the DIVY Fund has instructed the Custodian to pledge cash or liquid securities as collateral with an approximate value of the amount equal to the unrealized loss. Collateral pledges are monitored daily and subsequently adjusted at predetermined levels if and when the swap valuations fluctuate.

When the DIVY Fund has an unrealized gain on a swap contract, no collateral is required from the DIVY Fund to the swap counterparty. In this instance, the DIVY Fund may seek to mitigate counterparty risk by generally requiring the swap counterparty to post collateral for the benefit of the DIVY Fund, marked to market daily, in an amount approximately equal to the unrealized gain on the swap, subject to certain minimum thresholds.

Pursuant to documentation governing the DIVY Fund’s swap transactions between the DIVY Fund and its counterparties, the counterparties have the right to terminate the swaps early in the event that the net assets of the DIVY Fund decline below specific levels set forth in the swap agreement. In the event of early termination, the counterparty may require the DIVY Fund to pay or receive a settlement amount not greater than the current outstanding net unrealized (depreciation)/appreciation in connection with the terminated swap transaction. As of October 31, 2018, the DIVY Fund has not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination.

50     Reality Shares ETF Trust

Notes to Financial Statements (continued)

Dividend Swaps:  The DIVY Fund may enter into dividend swaps in order to gain exposure to changes in the expected dividend value of the large cap securities of the S&P 500 Index. Dividend swaps are over-the-counter derivative contracts that allow investors exposure to the actual dividend value that will be paid by the constituents of an index over a period of time. In a typical dividend swap transaction, the buyer and seller agree at inception to the aggregate value of dividends expected to be paid on the index constituents over the term of the contract — the expected dividend value. At maturity of the contract, the buyer pays/receives to/from the seller the net difference between the expected dividend value and the aggregate value of actual dividends paid by the index constituents — the actual dividend value. During the life of a dividend swap, the contract is valued on the current expected dividend value of the index for the specific contract period. As the contract approaches maturity, the expected dividend value will change based on actual dividends paid and expectations for dividends not yet paid, until final settlement of the contract where expected dividend value and actual dividend value converge.

The notional amounts and the unrealized appreciation (depreciation) of the dividend swaps appearing in the Schedule of Investments for the DIVY Fund is representative of the average volume of derivative exposure for the fiscal year ended October 31, 2018.

FASB ASC 815, “Derivatives and Hedging” (“ASC 815”), is applicable to all entities that issue or hold derivative instruments. ASC 815 requires qualitative disclosures about objectives and strategies for using derivatives and distinguishes between instruments used to manage risk and those used for other purposes.

The effect of derivative instruments on the DIVY Fund’s Statement of Assets and Liabilities at October 31, 2018:

	Equity Contracts	Total
Asset Derivatives:
Reality Shares DIVS ETF
Unrealized Appreciation on Swaps	$4,033,770	$4,033,770
Liability Derivatives:
Reality Shares DIVS ETF
Unrealized Depreciation on Swaps	(480,383)	(480,383)
Total	$3,553,387	$3,553,387

The effect of derivatives instruments on the DIVY Fund’s Statement of Operations for the fiscal year ended October 31, 2018:

	Equity Contracts	Total
Reality Shares DIVS ETF
Net Realized Gain (Loss) on:
Dividend Swaps	$433,787	$433,787
Net Change in Unrealized Appreciation (Depreciation) on:
Dividend Swaps	604,659	604,659

In order to better define its contractual rights and to secure rights that will help the DIVY Fund mitigate its counterparty risk, the DIVY Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the DIVY Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the DIVY Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment.

Collateral requirements generally differ by type of derivative instrument. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the DIVY Fund and the counterparty. Generally, the amount of collateral due from or due to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the DIVY Fund from its swap counterparties are not fully collateralized, contractually or otherwise, the DIVY Fund bears the risk of loss from counterparty non-performance.

Reality Shares ETF Trust     51

Notes to Financial Statements (continued)

For financial reporting purposes, the DIVY Fund does not offset assets and liabilities subject to a master netting arrangement or similar agreements in the Statements of Assets and Liabilities. Therefore all qualified transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2018, the DIVY Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amount on the Statements of Assets and Liabilities to the net amounts, including collateral exposure, is included in the following table by counterparty:

Assets:

Amounts Not Offset in the Statement of Assets and Liabilities
Description	Counterparty	Gross Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged/ (Received)*	Net Amount Due from Counterparty
Reality Shares DIVS ETF
Unrealized Appreciation on Dividend Swaps	BNP Paribas	2,652,602	(350,995)	$—	$(890,000)	$1,411,607
Unrealized Appreciation on Dividend Swaps	JP Morgan	669,904	—	—	(480,000)	189,904
Unrealized Appreciation on Dividend Swaps	Morgan Stanley	225,832	(129,388)	—	—	96,444
Unrealized Appreciation on Dividend Swaps	Societe Generale	485,432	—	—	—	485,432
Total		$4,033,770	$(480,383)	$—	$(1,370,000)	$2,183,387

Liabilities:

Amounts Not Offset in the Statement of Assets and Liabilities
Description	Counterparty	Gross Amounts of Assets in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged/ (Received)*	Net Amount Due from Counterparty
Reality Shares DIVS ETF
Unrealized Depreciation on Dividend Swaps	BNP Paribas	$350,995	$(350,995)	$—	$—	$—
Unrealized depreciation on Dividend Swaps	Morgan Stanley	129,388	(129,388)	—	—	—
Total		$480,383	$(480,383)	$—	$—	$—
*	These amounts are limited to the derivative asset/liability and accordingly, do not excess collateral pledged.

8. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial securities and instruments and enter into financial transactions where risk of potential loss exists owing to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Some principal risk factors affecting your investments in the Funds are set forth below:

Counterparty Risk:   Counterparty risk is assumed in transactions involving over-the-counter derivative instruments and short sales. The Funds deploying these investment strategies may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Advisor seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty exposure by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges, where possible. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Foreign Exchange Rate Risk:  (for the Reality Shares NASDAQ NexGen Economy ETF and Reality Shares NASDAQ NexGen Economy China ETF) Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Foreign Issuer Exposure Risk:  (for the Reality Shares NASDAQ NexGen Economy ETF and Reality Shares NASDAQ NexGen Economy China ETF) The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs

52     Reality Shares ETF Trust

Notes to Financial Statements (continued)

and GDRs, that are indirectly linked to the performance of foreign issuers. The Funds exposure to foreign issuers and investments in foreign securities are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Market Risk:   Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The market prices of the Funds’ portfolio holdings are influenced by many factors. There can be no guarantees these strategies will be successful. As a result, the performance of each Fund could vary from its stated objective.

Non-Diversification Risk:  The Funds are non-diversified, which means that they may invest in fewer instruments or issuers than a diversified fund. As a result, the Funds may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.

Short Sales Risk:  (for the Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF when deployed) A short sale involves the sale of a security that the Fund does not own with the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose a Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause a Fund to incur expenses related to dividends and borrowing securities. There can be no guarantee that a stock included in the short portfolio of the requisite benchmark index will be available on the open market for a Fund to sell short. Under these circumstances, a Fund may sell short a different security in order to provide a similar economic effect as if the stock or stocks in the short portfolio were available. However, such strategy may not provide successful, and a Fund could experience a loss or its performance could deviate from the performance of its benchmark index.

Swap Risk:  The DIVY Fund engages in swap transactions and is therefore subject to swap risk. The risks of swaps include: (i) an imperfect correlation between the movement in prices of the swap and the instruments underlying them; (ii) lack of liquidity in transacting the swap contract; (iii) difficulty in obtaining an accurate value for the swaps; (iv) the risk that the counterparty to the swap will default or otherwise fail to honor or become delayed in its ability to honor its obligation; and (v) the risk that the DIVY Fund may not be able to enter into a new swap contract at a favorable price after a swap contract to which it is currently a party expires or is terminated. Specifically dividend swaps are subject to a risk that the movement in swap prices may not be correlated to the actual dividends paid by the companies in the index underlying them.

Each Fund’s prospectus and SAI contains additional information about the principal risks of investing in each Fund.

9. FEDERAL INCOME TAX

Each Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains to shareholders. Dividends and/or distributions, if any, are paid to shareholders invested in each Fund on the applicable record date, at least annually. Net realized capital gains, if any, will be distributed by each Fund at least annually. The amount of dividends distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.

Management evaluates each Fund’s tax position to determine if the tax position taken meets the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed each Fund’s tax position taken on federal, state and local income tax returns for all open tax years (since inception), and has concluded that no provisions for federal, state and local income tax are required in any of the Funds’ financial statements. The Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

Reality Shares ETF Trust     53

Notes to Financial Statements (continued)

At October 31, 2018, the cost of investments and net unrealized appreciation (depreciation) including shorts, currency and swaps for federal income tax cost purposes were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Net Unrealized Appreciation (Depreciation) on Swaps, Currency and Securities Sold Short
Reality Shares DIVS ETF	$75,372,728	$—	$(23,804)	$(23,804)	$3,553,388
Reality Shares DIVCON Leaders Dividend ETF	45,695,045	3,108,274	(3,558,464)	(450,190)	—
Reality Shares DIVCON Dividend Defender ETF	5,559,727	284,291	(319,541)	(35,250)	85,417
Reality Shares DIVCON Dividend Guard ETF	6,273,229	123,527	(527,388)	(403,861)	(22,327)
Reality Shares NASDAQ NexGen Economy ETF	102,546,179	2,527,811	(18,871,624)	(16,343,813)	(2,287)
Reality Shares NASDAQ NexGen Economy China ETF	2,351,834	1,152	(474,351)	(473,199)	—
Reality Shares Fundstrat DQM Long ETF	2,355,998	—	—	—	—

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals.

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings/(Losses)
Reality Shares DIVS ETF	$502,479	$433,399	$—	$3,529,584	$4,465,462
Reality Shares DIVCON Leaders Dividend ETF	50,823	—	—	(450,190)	(399,367)
Reality Shares DIVCON Dividend Defender ETF	7,710	—	(179,585)	50,167	(121,708)
Reality Shares DIVCON Dividend Guard ETF	17,730	—	(722,420)	(426,188)	(1,130,878)
Reality Shares NASDAQ NexGen Economy ETF	176,634	—	(3,518,408)	(16,346,100)	(19,687,874)
Reality Shares NASDAQ NexGen Economy China ETF	—	—	(63,007)	(473,199)	(536,206)
Reality Shares Fundstrat DQM Long ETF	—	—	—	—	—

Certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. At October 31, 2018, the Funds elected to defer the following late year loss deferrals as follows: Reality Shares NASDAQ NexGen Economy China ETF $11,178.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily owing to the tax treatment of realized gains and losses on in-kind/currency transactions.

At October 31, 2018, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Reality Shares DIVS ETF	$—	$—
Reality Shares DIVCON Leaders Dividend ETF	(3,692,742)	3,692,742
Reality Shares DIVCON Dividend Defender ETF	(553,729)	553,729
Reality Shares DIVCON Dividend Guard ETF	(357,056)	357,056
Reality Shares NASDAQ NexGen Economy ETF	(4,932,757)	4,932,757
Reality Shares NASDAQ NexGen Economy China ETF	—	—
Reality Shares Fundstrat DQM Long ETF	—	—

The tax character of distributions paid during the years ended October 2018 and October 2017 were as follows:

	2018			2017
Fund	Ordinary Income	Long-Term Capital Gains	Return Of Capital	Ordinary Income	Long-Term Capital Gains	Return Of Capital
Reality Shares DIVS ETF	$—	$486,125	$—	$—	$—	$—
Reality Shares DIVCON Leaders Dividend ETF	503,239	—	—	111,542	—	—
Reality Shares DIVCON Dividend Defender ETF	15,899	—	—	—	—	—
Reality Shares DIVCON Dividend Guard ETF	16,462	—	—	—	—	—
Reality Shares NASDAQ NexGen Economy ETF	802,580	—	—	—	—	—
Reality Shares NASDAQ NexGen Economy China ETF	—	—	—	—	—	—
Reality Shares Fundstrat DQM Long ETF	—	—	—	—	—	—

54     Reality Shares ETF Trust

Notes to Financial Statements (concluded)

At October 31, 2018, for Federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains:

Fund	Non-Expiring Short Term Losses	Non-Expiring Long Term Losses	Total
Reality Shares DIVS ETF	$—	$—	$—
Reality Shares DIVCON Leaders Dividend ETF	—	—	—
Reality Shares DIVCON Dividend Defender ETF	179,585	—	179,585
Reality Shares DIVCON Dividend Guard ETF	722,420	—	722,420
Reality Shares NASDAQ NexGen Economy ETF	3,518,408	—	3,518,408
Reality Shares NASDAQ NexGen Economy China ETF	51,829	—	51,829
Reality Shares Fundstrat DQM Long ETF	—	—	—

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of applying this provision and believes the adoption of this ASU will not have a material impact on the financial statements.

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds' adoption of those amendments, effective with the financial statements prepared as of October 31, 2018, had no effect on the Funds' net assets or results of operations.

11. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. No notable events have occurred between period end and the issuance of the financial statements

Reality Shares ETF Trust     55

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Reality Shares ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Reality Shares DIVS ETF, Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, Reality Shares DIVCON Dividend Guard ETF, Reality Shares NASDAQ NexGen Economy ETF, Reality Shares NASDAQ NexGen Economy China ETF, and Reality Shares Fundstrat DQM Long ETF (the “Funds”), each a series of Reality Shares ETF Trust, as of October 31, 2018, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or periods then ended, the financial highlights for each of the three years or periods then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Reality Shares DIVS ETF’s financial highlights for the period ended October 31, 2015 were audited by other auditors whose report dated December 11, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 20, 2018

56     Reality Shares ETF Trust

Board of Trustees and Officers (Unaudited)

The business of the Trust is managed by the Board of Trustees. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his/her successor is duly elected or appointed and qualified.

The name, year of birth, address and principal occupations during the past five years for each Trustee and Officer of the Trust is set forth below, along with the public directorships held by the Trustees.

Interested Trustees

Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Michael S. Rosen(4) (Born: 1961)	Trustee (since 2014)	Co-Founder and CEO of Context Capital Management, LLC (2001 – present)	9	None
Christopher Nero(4) (Born: 1967)	Trustee (since 2014)	CEO of Bridgeport Financial Technology (April 2016 – present), CEO of True North Advisory Group (January 2012 – February 2016)	9	None

Independent Trustees

Nathaniel R. Singer (Born: 1961)	Trustee (since 2014)	Swap Financial Group, Municipal Adviser (January 2008 – present)	9	Municipal Securities Rulemaking Board
Justin Ferayorni, CFA (Born: 1973)	Trustee (since 2015)	Founder, CEO and Chief Investment Officer of Tamarack Capital Management, LLC (2005 – present)	9	None
Robert J. Buscher (Born: 1958)	Trustee (since 2018)	Chief Financial Officer of Pacific Ridge School (2012 – present)	9	None
(1)	Unless otherwise noted, the business address of each Trustee is 402 West Broadway, Suite 2800, San Diego, California 92101.
(2)	Each Trustee shall serve until death, resignation or removal.
(3)	The term “Fund Complex” refers to the Trust.
(4)	Mr. Rosen may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Adviser and/or its affiliates. Mr. Nero may be deemed to be an “interested person” of the Trust by virtue of a business relationship with principals of the Adviser.

Trust Officers

Name, Address(5) and Age	Position with Trust and Length of Term(6)	Principal Occupations in Past 5 Years
Eric Ervin (Born: 1976)	President (since 2014)	President, CEO and Co-Founder of Reality Shares, Inc. (October 2011 – present)
Tom Trivella (Born: 1958)	Treasurer (since 2014)	Chief Operating Officer of Reality Shares, Inc. (October 2013 – present)
Scott Hershorin (Born: 1985)	Secretary (since 2018)	Director, Compliance and Legal of Reality Shares, Inc. (September 2018 – present);
Director of Compliance of PayLease, LLC (January 2017 – September 2018);
Principal Investigator – Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) (April 2014 – October 2016)
Ted J. Uhl (Born: 1975)	Chief Compliance Officer (since 2014)	Deputy Chief Compliance Officer of ALPS (June 2010 – present)
(5)	The business address of Messrs. Ervin, Trivella and Hershorin is 402 West Broadway, Suite 2800, San Diego, California 92101. The business address of Mr. Uhl is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(6)	Each Officer shall serve until death, resignation or removal.

The Funds Statements of Additional Information (“SAI”) has additional information about the Trust’s Board of Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Reality Shares ETF Trust     57

Supplemental Information (Unaudited)

Proxy Voting Policies, Procedures and Record

A description of the Trust’s proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund’s proxy voting record as applicable for the most recent twelve-month period ended October 31, 2018 is available, without charge upon request, by calling (855) 595-0240. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Trust files its complete schedule of portfolio holdings with the SEC for its first and third quarters on Form N-Q. Copies of the filings are available on the SEC’s website at http://www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to the following email box address: <publicinfo@sec.gov>.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and the Fund’s net asset value may be found on the Fund’s website at http://www.realityshares.com.

Federal Tax Status of Dividends during the Tax Year

For the fiscal year ended October 31, 2018, the Fund’s report, in accordance with Section 854 of the Internal Revenue Code, the following percentages of ordinary income distributions paid as qualified dividend income (QDI) and eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD
Reality Shares DIVS ETF	0.00%	0.00%
Reality Shares Divcon Leaders Dividend ETF	100.00%	100.00%
Reality Shares Divcon Dividend Defender ETF	100.00%	100.00%
Reality Shares Divcon Dividend Guard ETF	69.70%	60.92%
Reality Shares Nasdaq NexGen Economy ETF	0.00%	0.00%
Reality Shares Nasdaq NexGen Economy China ETF	0.00%	0.00%
Reality Shares FundStrat DQM Long ETF	0.00%	0.00%

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Reality Shares DIVS ETF	$—	$—
Reality Shares Divcon Leaders Dividend ETF	$—	$—
Reality Shares Divcon Dividend Defender ETF	$—	$—
Reality Shares Divcon Dividend Guard ETF	$—	$—
Reality Shares Nasdaq NexGen Economy ETF	$1,146,681	$135,254
Reality Shares Nasdaq NexGen Economy China ETF	$—	$—
Reality Shares FundStrat DQM Long ETF	$—	$—

In January 2019, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2018.

58     Reality Shares ETF Trust

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Investment Advisor

Reality Shares Advisors, LLC
402 W Broadway, Suite 2800
San Diego, CA 92101

Custodian/Fund Administrator

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company Ltd.
1350 Euclid Avenue., Suite 800
Cleveland, OH 44115

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been several amendments and/or edits during the period covered by this report to provisions of the code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The full code of ethics is attached hereto as Exhibit (a)(1).

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of Trustees has determined that Robert Buscher is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $58,500 for 2017 and $82,000 for 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax services in regard to the yearend audit,.tax compliance, tax advice, and tax planning are $14,000 for 2017 and $21,500 for 2018.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2018.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

REALITY SHARES ETF TRUST

Audit and Non-Audit Services Pre-Approval Policy

A. Policy

The Audit Committee will pre-approve any engagement of the independent auditors, including fees and compensation to be paid to the independent auditors, to provide any audit and any non-audit services to the Trust and any non-audit services to the Trust’s investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust, as provided in Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair shall have the authority to grant pre-approval and may delegate this authority to one or more Audit Committee members who are independent Trustees as defined in Section 10A(i) of the Securities and Exchange Act of 1934, as amended. All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.

Pre-Approval for services provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5% of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals had been delegated by the Audit Committee prior to the completion of the audit.

B. Prohibited and Conditionally Prohibited Non-Audit Services

The independent auditors may not provide (except as described below) any of the following services to the Trust and the Trust’s investment advisor.

1. Conditionally Prohibited Non-Audit Services

The following services may be provided if the Trust and the Audit Committee can reasonably conclude that the result of the service would not be subject to audit procedures in connection with the audit of the Trusts financial statements:

- Bookkeeping

- Financial information systems design and implementation

- Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

- Actuarial services

- Internal audit outsourcing services

2. Prohibited Non-Audit Services

- Management functions or human resources

- Broker or dealer, investment adviser or investment banking services

- Legal services and expert services unrelated to the audit

- Any other service that the Public Company Accounting Oversight Board determined by regulation, is prohibited.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $14,000 for 2017 and $21,500 for 2018.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Robert Buscher, Nathaniel Singer, and Justin Ferayorni.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(c)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Reality Shares ETF Trust

By (Signature and Title)*	/s/ Eric R. Ervin
Eric R. Ervin, President
(principal executive officer)

Date	12/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric R. Ervin
Eric R. Ervin, President
(principal executive officer)

Date	12/21/2018

By (Signature and Title)*	/s/ Tom Trivella
Tom Trivella, Treasurer
(principal financial officer)

Date	12/21/2018

* Print the name and title of each signing officer under his or her signature.